Posting Supplement No. 205 dated May 5, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 360603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360603	$12,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360603. Member loan 360603 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	15.97%
Length of employment:	6 years 8 months	Location:	Fresno, CA

Home town:	Visalia
Current & past employers:	New York Life Insurance
Education:	California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

Consolidating Credit Cards 2 Chase @22% 1 Discover @20% 1 Macys @23% Need some help. Thanks.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	38
Revolving Credit Balance:	$12,651.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371766	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371766. Member loan 371766 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	P|S Partner Solutions, Ltd	Debt-to-income ratio:	0.00%
Length of employment:	3 months	Location:	Saint Peters, MO

Home town:
Current & past employers:	P|S Partner Solutions, Ltd, Enterprise Rent-A-Car, Maritz Inc
Education:	Southern Illinois University-Edwardsville, Principia College

This borrower member posted the following loan description, which has not been verified:

Hello, My loan request is to enable me supply goods to my client. My partner and I are in the mineral supply business. We are putting together our resources to fulfill a purchase order and are in need to of a loan to meet our supply obligation. Thank you. Tolu

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,064.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 375911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375911	$3,900	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375911. Member loan 375911 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	VendVision, Inc.	Debt-to-income ratio:	12.90%
Length of employment:	4 years 10 months	Location:	Celina, TX

Home town:
Current & past employers:	VendVision, Inc., Bloomington/ Normal Seating Co.
Education:	GM

This borrower member posted the following loan description, which has not been verified:

I am an S-corporation that has been in business since March of 2004 selling kiosk applications like the DVD rental machines. Our company is branded and has done business in the U.K, Quebec, Mexico, Puerto Rico, Hong Kong, most of the states and is debt free. I recently approached a Toll authority with a new concept for collecting their tolls fees and violations at the municipals. The meeting went great and we need a loan for our Beta test at a major municipal. Right now we need a simply loan for our first unit. My credit is 725 across the board when I checked this month (April) at FreeCreditReport.com I pay all my bills on-time with no lates payments.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,211.00	Public Records On File:	1
Revolving Line Utilization:	39.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 380243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380243	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380243. Member loan 380243 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	west covina unified school district	Debt-to-income ratio:	9.92%
Length of employment:	3 years 8 months	Location:	encino, CA

Home town:	los angeles
Current & past employers:	west covina unified school district
Education:	BA, UCSB; EdS. UNLV

This borrower member posted the following loan description, which has not been verified:

kitchen improvement

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,431.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381680	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381680. Member loan 381680 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$21,728 / month
Current employer:	n/a	Debt-to-income ratio:	7.82%
Length of employment:	4 years 6 months	Location:	Manor, TX

Home town:	Grand Blanc
Current & past employers:	Dell
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Business Expansion Funds: We have a successful, six year old retail tax business that is ready for new expansion. We are seeking a small bridge loan to allow us to expand our market by adding a second location. We offer retail tax preparation services for low to mid income customers in fast growing county covering over 600 square miles. The business was founded in 2002 and was cash flow positive from the start. Since opening we have prepared returns for more than 3,500 customers. This is a recession proof business. Every year more people file their taxes with a paid preparer and we are looking to broaden our customer base with an additional office location. The requested funds will be used for working capital ??? office rent, utilities, advertising, etc., and build out of a new office. With this expansion we will capture a larger market share. County growth is extremely fast, and the growth opportunity for the business is excellent. We have worked hard to maintain a perfect payment record on both personal and business credit. Our business credit is strong with an 80 Paydex from D&B, and a 90+ Credit score from Experian. We are willing to accept a higher interest rate to ensure we are able to continue our growth in the current lending environment. Feel free to email me if you have any questions or concerns. Terry

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,697.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389138	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389138. Member loan 389138 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	self employed	Debt-to-income ratio:	3.97%
Length of employment:	3 years	Location:	irvington, NY

Home town:	Kaunas
Current & past employers:	self employed, GER architectural manufacturing, inc., MindasMassage
Education:	Swedish Institute College of Health Sciences, Lithuanian Academy of Physical Education, Bachelor, New York Real Estate Institute

This borrower member posted the following loan description, which has not been verified:

Need extra $25000 to by out Fiances partner on the house, to be able to put the house on market the next day. Sell it and pay the personal loan back. This is a ocean view house. Thanks a lot

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,025.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389754	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389754. Member loan 389754 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	retired	Debt-to-income ratio:	18.37%
Length of employment:	n/a	Location:	HOSCHTON, GA

Home town:	Liberty
Current & past employers:	retired, Lucent Technologies
Education:	Brenau University

This borrower member posted the following loan description, which has not been verified:

I am in the process of applying for a CLC license for UGA, GT, Auburn, AL, University of FL, FL State, Clemson and the University of SC. I have thirteen products at this time I am presenting. I have solicited advise from fifteen college merchandising stores in and around my location. Twelve said they would carry the product and thought they would sell well in their stores. One of these stores ???????Fanatice Fanz??????? has five locations. Of the three stores that said they would not carry the products they were primarily apparel stores. Based on my research my lowest projection of an average 1300 units per month and would net before taxes $271,000 in first year, or high side of 3000 units per month would net before taxes of $1.700,000 in first year. Unable to get a dollar figure for any of the colleges I am applying for, I did find out that Texas lead the nation in revenue generated by royalties in 2007-2008 2nd quarter of $8.2 million, Texas charged an 8 percent royalty fee so that means that Texas merchandise sold totaled somewhere in the $102M range. With UGA, University of Fl, AL, Auburn, Fl State, University of SC and GT being ranked number 2, 4, 5, 11,16, 22 and 40 respectfully in total merchandising sold in 2008-2009 2nd quarter, I feel that my projection of 1000 units per month spaced over just these colleges is a conservative estimate. I have been on many of those retailer web pages and have not seen anything close to my acrylic products.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,377.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391445	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391445. Member loan 391445 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,579 / month
Current employer:	Questar Pipeline Company	Debt-to-income ratio:	18.89%
Length of employment:	14 years	Location:	DIXON, WY

Home town:	Craig
Current & past employers:	Questar Pipeline Company, Coastal Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

We live in a well kept, but older (1982) 28X56 double-wide mobile home which we bought new. Because it is not set on a permanent foundation, it is not possible to find conventional home improvement or home equity financing. The home is fully owned and insured and sits on property we own as well. We removed and sold the wheels, axles and tongue, when it was set in 1982 and have never had any intentions of moving it, but that doesn't mean anything to the banks. It is still classified as personal property and not real estate. We want to make a personal loan for $20,000 and have vinyl siding installed. We made a similar loan in 1998 and had a metal roof and skylights installed at that time.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,683.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391603	$13,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391603. Member loan 391603 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Darden Restaurants	Debt-to-income ratio:	18.20%
Length of employment:	11 years 6 months	Location:	Virginia Beach, VA

Home town:	Easton
Current & past employers:	Darden Restaurants
Education:	Wesley College-Dover

This borrower member posted the following loan description, which has not been verified:

This is a screen printing business selling high quality, original apparel via an all inclusive e-commerce web site.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,116.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392254	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392254. Member loan 392254 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.54%
Length of employment:	4 years 5 months	Location:	Kansas City, MO

Home town:	Anchorage
Current & past employers:	Self Employed, Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

My purpose for getting this loan is to buy a training airplane so I can inexpensively get flight training and enter the aviation industry with as little student loans as possible. This is in contrast to the industry standard of $60K - $80K in loans when a student graduates flight school. My plan is to buy an inexpensive and economical training airplane for around $15,000. I have talked to flight instructors and airplane mechanics about which planes are best for my needs and have located several options in my price range. The airplanes I am looking at are very economical to operate, allowing me to pay for all my flight training out of pocket. Unlike cars, airplanes do not depreciate once they reach a certain age. This is because the FAA requires airplanes to undergo specific maintenance at set times throughout their life. So, once my training is complete, I will have the option to sell the airplane for as much or more than I paid for it. Another benefit of owning my own plane is that I can rent it to other students and offset the cost of maintenance and the payments on my loan. I take borrowing money very seriously and do so only when it is for an intelligent investment, such as my education. When I have borrowed in the past, I've always kept my word and have never been late on any payment - EVER.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,430.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392873	$5,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392873. Member loan 392873 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,000 / month
Current employer:	Wildeco, Inc.	Debt-to-income ratio:	6.64%
Length of employment:	7 years 6 months	Location:	Wall, TX

Home town:	San Angelo
Current & past employers:	Wildeco, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have a big payment coming in, but not till December so I need to get a better rate on my citi card. I have always paid on time and have very good cr. I had to move offices, and I had to but alot on my citi card. So in December I get my payment of 25,000 from family.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,575.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393313	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393313. Member loan 393313 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Lehigh Cement Company	Debt-to-income ratio:	4.90%
Length of employment:	16 years	Location:	Taneytown, MD

Home town:	Taneytown
Current & past employers:	Lehigh Cement Company
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The loan will be used to pay off loans taken out from my parents

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,850.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393356	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393356. Member loan 393356 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,508 / month
Current employer:	acetelion pharmaceuticals	Debt-to-income ratio:	10.98%
Length of employment:	10 years	Location:	matthews, SC

Home town:
Current & past employers:	acetelion pharmaceuticals
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate all our revolving debt into one convenient payment and pay them off. We are also planning to get rid of some cards by opting out of their impending rate increases. The banks are now raising rates no matter how good your credit is or great payment history. We are a two income household with a combined income of 195,000(though only my income is listed on the profile per LC rules).

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,186.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393738	$5,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393738. Member loan 393738 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,166 / month
Current employer:	Atria's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Atria's, Wesley Spectrum Services
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Need loan to pay off debt and overdue rent.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394265	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394265. Member loan 394265 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Watt's Specialties	Debt-to-income ratio:	3.32%
Length of employment:	8 years	Location:	Puyallup, WA

Home town:	Rapid City
Current & past employers:	Watt's Specialties
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to take a loan to consolidate my debts and pay off some credit cards. I am a school teacher who made some poor financial decisions during my college years and am trying to rectify those decisions now. I wold be a good candidate for a loan because I have a secure and well paying job and my desire to fix my credit and payoff debts is number one right now. Also, though I am not planning on using it, I have the backup of my father who has excellent credit. The last thing I would ever do is tarnish his credit report, so above all that will keep me accountable as well.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,162.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394284	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394284. Member loan 394284 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,424 / month
Current employer:	City of Hayward	Debt-to-income ratio:	2.44%
Length of employment:	27 years 6 months	Location:	Manteca, CA

Home town:	Honolulu
Current & past employers:	City of Hayward
Education:	Alliant International University at Fresno

This borrower member posted the following loan description, which has not been verified:

This loan is to help with the installation of a new pool and landscaping the backyard.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394620	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394620. Member loan 394620 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394835	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394835. Member loan 394835 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Kaiser	Debt-to-income ratio:	10.46%
Length of employment:	1 year 5 months	Location:	ANTIOCH, CA

Home town:	Los Angeles
Current & past employers:	Kaiser, Anointed Hair Creations
Education:	Kaplan University

This borrower member posted the following loan description, which has not been verified:

I would like to buy from a independant dealer

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394884	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394884. Member loan 394884 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$10,417 / month
Current employer:	Staples	Debt-to-income ratio:	9.34%
Length of employment:	10 years 2 months	Location:	north smithfield, RI

Home town:	Providence
Current & past employers:	Staples
Education:	Bryant University

This borrower member posted the following loan description, which has not been verified:

Want to pay off the selected credit cards, but not close the kohls card. The remaining funds will be sent to me for home repairs

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	4
Revolving Credit Balance:	$12,403.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395021	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395021. Member loan 395021 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	1.57%
Length of employment:	7 years 6 months	Location:	Clarksville, TX

Home town:	Rancho Cucamonga
Current & past employers:	US Army, J and J Interiors
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

After returning from Iraq, I need to make repair on my boat.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,043.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395081	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395081. Member loan 395081 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SULLIVAN ARC	Debt-to-income ratio:	21.36%
Length of employment:	6 months	Location:	MOUNTAIN DALE, NY

Home town:	Brooklyn
Current & past employers:	SULLIVAN ARC
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I would like a debt consolidation loan.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$10,638.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395311	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395311. Member loan 395311 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,753 / month
Current employer:	n/a	Debt-to-income ratio:	7.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Sao Paulo
Current & past employers:
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

My daughter is going to college in a few months and she is independent from me. Since she is moving to NY in June, I really want to help her pay for rent as she is looking for a job so she can stabilize her life. I worry about her wellbeing and I need to know that she will be safe living in another city alone. I know I am a good lender because I have good credit and I have never requested loans before. I am giving the money to my daughter in the hopes that this will help her to grow as a human being.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,003.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395765	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395765. Member loan 395765 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Temple Grill	Debt-to-income ratio:	5.98%
Length of employment:	5 years 2 months	Location:	Branford, CT

Home town:
Current & past employers:	Temple Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to update my kitchen and bathroom.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$11,167.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 396081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396081	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396081. Member loan 396081 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	PRA International	Debt-to-income ratio:	24.50%
Length of employment:	8 years 6 months	Location:	TROY, VA

Home town:	Wayne
Current & past employers:	PRA International, General Electric
Education:	Piedmont Virginia Community College

This borrower member posted the following loan description, which has not been verified:

This will be used to pay off an existing vehicle loan as well as a credit card, consolidating into a single loan. Monies will also be used to pay for orthodontia expenses that my insurance does not cover.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,544.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396085	$22,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396085. Member loan 396085 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,833 / month
Current employer:	XO Communications	Debt-to-income ratio:	14.03%
Length of employment:	5 years 6 months	Location:	PLANO, TX

Home town:	Dallas
Current & past employers:	XO Communications, XO Communications
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in the process of consolidating all my credit card debt into one monthly payment and get off the revolving credit. Wife and I looking to get more financially sound and getting down all credit card debts. The interests rates are unbareable since Citibank just jacked up all of theirs and we have 3 cards with them. We had spent alot due to recently getting married and having a child. We would like to keep the wife at home and raise our child. This will make things easier getting the credit card debts paid off and having more cash on hand instead of paying the horible intersts rates.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,008.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396124	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396124. Member loan 396124 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	National City Corp.	Debt-to-income ratio:	1.30%
Length of employment:	1 year 6 months	Location:	parma, OH

Home town:	parma
Current & past employers:	National City Corp.
Education:	Cuyahoga Community College

This borrower member posted the following loan description, which has not been verified:

I have a unique opportunity to purchase a stake in a longstanding company for very cheap because of the current economy. The seller has other properties he would like to focus on and remodel and is looking to sell this profitable business for a lump sum. I am employed working full time right now and will continue to work that while earning a steady income from the business and focusing on driving up profits higher. I pay rent with no other outstanding debt (credit cards included).

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,722.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396135	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396135. Member loan 396135 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,916 / month
Current employer:	Business.com	Debt-to-income ratio:	1.92%
Length of employment:	2 years	Location:	LOS ANGELES, CA

Home town:	Chicago
Current & past employers:	Business.com
Education:	Univerisity of California, Riverside BA, London School of Economics MA, San Jose State University MLIS

This borrower member posted the following loan description, which has not been verified:

I need to pay two credit cards. I do not use them anymore and have no need for them. I have already paid down 10k in a year. I make about 95K with bonus so I just want to consolidate at a good rate over 4 or 5 years fixed and not really worry about it. Aside from rent and phone I do not have any other debt obligations. John

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,989.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396139	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396139. Member loan 396139 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	12.30%
Length of employment:	12 years	Location:	KENT, WA

Home town:	Spokane
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

The second level of my home was left unfinished and I am adding dormers, windows, doors and a roughed-in 1/2 bath.Once the dormers are in place,new roofing ( already have materials) will be applied.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396285	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396285. Member loan 396285 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	statesboro publishing	Debt-to-income ratio:	13.16%
Length of employment:	9 years 2 months	Location:	register, GA

Home town:	Statesboro
Current & past employers:	statesboro publishing, self Statesboro TV and Appliance Service
Education:

This borrower member posted the following loan description, which has not been verified:

I desire a loan to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396298	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396298. Member loan 396298 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	6.57%
Length of employment:	1 year	Location:	oxnard, CA

Home town:
Current & past employers:	Countrywide Financial Corp., Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Consolidating all credit credits into 1 payment, 3 - 4 yr term.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,264.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396388	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396388. Member loan 396388 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Sitter's Registry	Debt-to-income ratio:	14.74%
Length of employment:	8 years 3 months	Location:	SHREVEPORT, LA

Home town:	Shreveport
Current & past employers:	Sitter's Registry, Bluegreen Corporation, Germantown Baptist Church
Education:	Centenary College of Louisiana

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards that I would like to consolidate and refinance at lower rates. Over the last few months, the interest on one of my credit cards has gone from 9.9% to 14.9% to 27.9%. I make payments on time, so I don't believe this is a result of mistakes on my part. Rather I feel it's a result of the economic climate and Chase's buyout of Wamu. I am currently being charged over $100/ month in finance charges. At this rate I will not be able to pay off my debts in a timely fashion. With a consolidated loan, I know I will have a fixed interest rate and a definite payoff date. I would also like to explain that these debts were not incurred as a result of any irresponsible spending. My family has gone through some difficult financial times in the past and we had to utilize all possible resources, including credit cards. We are now in a much better financial position and wish to repay our debts in a way that is both timely and responsible. Please help us accomplish this goal.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,914.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396404	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396404. Member loan 396404 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	HEALTH-FIRST	Debt-to-income ratio:	22.67%
Length of employment:	2 years 6 months	Location:	MELBOURNE, FL

Home town:	PORTAGE
Current & past employers:	HEALTH-FIRST, HOLY CROSS HOSPITAL, METHODIST HOSPITAL GARY
Education:	Indiana University-Northwest, Purdue University-North Central Campus

This borrower member posted the following loan description, which has not been verified:

LOAN WILL BE USED TO PAY OFF A VEHICLE TO ELIMINATE A LARGE MONTHY PAYMENT, AS WELL AS OTHER HIGH INTEREST CREDIT CARDS. VEHICLE WILL BE SOLD AS WE ONLY NEED ONE VEHICLE. THIS LOAN WILL LOWER OUR MONTHLY PAYMENTS CONSIDERABLY. I HAVE A VERY GOOD REPAYMENT HISTORY AND PAY ON TIME. THIS LOAN WILL HELP US TO START ELIMINATING OUR DEBT.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396522	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396522. Member loan 396522 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	DollarServ Inc.	Debt-to-income ratio:	7.49%
Length of employment:	3 months	Location:	Phoenix, AZ

Home town:	St. Paul
Current & past employers:	DollarServ Inc., Travel Click Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

DollarServ Inc. Our focus is to purchase REO homes, short sales, auctions, and hardship homes. We find these homes through a very selective process we have developed, which is based on the condition of the property, the status, price, age, size, and the availability of other homes in the area. We then negotiate a price where we can buy up to 25-75% below market value. I have many sources available for the best deals from the accounting/tax office I work for Part-time, some connections at banks and the MLS. We also have many other business connections to draw upon. We are not shy about knocking on doors and inquiring about a property when we see an unkept property in disrepair. Afterward, we fix up the property doing as much of the work as the two partners can and then using our professional contractors that we know and trust, to through the home repairing any and all problems, such as plumbing, electrical, framing, bathrooms, landscaping, and most importantly the kitchen. Repairs on each home range anywhere from $5,000 - $30,000. All of the bids for repairs and expenses are completed before the property is even purchased. Depending on the property, we would sell the home at 0-15% below market. That way the loan is secured on the property and if the market falls a little it wouldn't hurt the sale because we are still selling under the market value. In most cases we make anywhere from 20% to 30%. However, it?s not unheard of to make significantly more. It always depends on how much the buyer is willing to pay in that certain area. I have three properties one I live in and two others being flipped, one has a renter on a month to month basis and the second property is on currently on the market and both have little encumbrance (25%) relative to value. My Credit is in 780 last time I checked, but my income is currently Self employment of 4900.00 a month and W2 last year was 58k. In most areas the market is down, however people are still buying homes because they need a place to live. We focus on the commodity priced entry level properties. In any case, the home is always available to be put up for rent or lease. There are many different exit strategies. My partner and I work with individuals that have been doing this for several years and have been very profitable. At this time, we are looking to build our own relationships with investors in the pursuit of these opportunities. If you would like to contact me, please either send me an email at: marv@valento.com or call 602-750-6278. We are based in the Phoenix, AZ area and our sales are up 70% for the sub 150k properties from last year. You won?t be disappointed! Marvin Valento JR 602.750.6278

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,144.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396543	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396543. Member loan 396543 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	picerne development	Debt-to-income ratio:	21.43%
Length of employment:	2 years 6 months	Location:	APOPKA, FL

Home town:	Santo Domingo
Current & past employers:	picerne development, arden development
Education:	cectec college

This borrower member posted the following loan description, which has not been verified:

is a mercedes

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	70
Revolving Credit Balance:	$33,269.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396548	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396548. Member loan 396548 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Dauenhauer Plumbing	Debt-to-income ratio:	17.68%
Length of employment:	8 years 9 months	Location:	Louisville, KY

Home town:	Louisville
Current & past employers:	Dauenhauer Plumbing, Peat Marwick Mitchell and Co. CPAs
Education:	University of Kentucky, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I need this loan to complete financing of a business purchase. A partner and I are purchasing an existing car wash business that is 10 years old and profitable. Current owners are ready to retire and no longer want to committ the time it takes to maximize return on investment. My intent was to fund my portion of the business thru my 401k however the market downturn has left me short of my requirement. Average income from the business over the last few years is more than adequate to cover timely payoff on loans. This business will ensure the financial security of my family, I would appreciate your consideration. Thank you.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,759.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396615	$2,700	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396615. Member loan 396615 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$833 / month
Current employer:	Starbucks	Debt-to-income ratio:	12.36%
Length of employment:	1 year 7 months	Location:	Chesterfield, VA

Home town:	Baltimore
Current & past employers:	Starbucks, Starbucks
Education:	Randolph-Macon College

This borrower member posted the following loan description, which has not been verified:

I need money for school. I have a job and I work about 25-30 hours a week and I am also a full time student.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,934.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396623	$4,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396623. Member loan 396623 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	US Army	Debt-to-income ratio:	2.86%
Length of employment:	1 year 7 months	Location:	wenonah, NJ

Home town:	woodbury
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the military and i have about 4,000 in credit card dept from 3 different companies. I would like to consolidate the dept into one payment.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,404.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396671	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396671. Member loan 396671 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed (ACB Jewelry/Talent Source)	Debt-to-income ratio:	21.12%
Length of employment:	4 years 2 months	Location:	FORT PIERCE, FL

Home town:	New Orleans
Current & past employers:	Self Employed (ACB Jewelry/Talent Source), GB, my own former jewelry business
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM), Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help with moving and living expenses to participate in a medical research study which may cure a hard to beat disease I have been carrying around for 3 years now. It is an exciting opportunity because it increases my chances for a cure from 40% to 80%, but it does not provide any financial compensation, and we are making a coast to coast move (FL to CA) in order to make it happen. My husband and I are both freelancers, he is an editor and I am a jewelry designer and musician. Because he works on the internet, he is continuously employed, and I have a p/t position with another jewelry designer which I found in the time we have been here for pre-qualification tests. This loan will help to pay for moving expenses, securing an apartment and paying bills, especially during the first few months of the year long treatment, which will be the most limiting. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,351.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396709	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396709. Member loan 396709 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	ELS Language Centers	Debt-to-income ratio:	5.88%
Length of employment:	4 years 8 months	Location:	PROVIDENCE, RI

Home town:	Los Angeles
Current & past employers:	ELS Language Centers, Border Bookshop
Education:	University of Minnesota

This borrower member posted the following loan description, which has not been verified:

I will use the money to buy an automobile, a 2005 Honda Accord. I have a solid income (over $50,000) and consistently pay my bills on time.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,256.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396813	$6,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396813. Member loan 396813 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	n/a	Debt-to-income ratio:	1.54%
Length of employment:	n/a	Location:	newport news, VA

Home town:	Tarboro
Current & past employers:	newport news shipbuilders
Education:

This borrower member posted the following loan description, which has not been verified:

pay for medical expense

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	11
Revolving Credit Balance:	$989.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396874	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396874. Member loan 396874 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,342 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	11.84%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Port of Spain
Current & past employers:	Southern Wine and Spirits, Fox-Pitt Kelton
Education:

This borrower member posted the following loan description, which has not been verified:

Hey Guys, My name is Dwight and I am looking for a low interest rate loan, in order to pay off my high interest rate credit cards. I have worked for the same company for the last 4 years at a base salary of 76k and I have a decent credit score. Thanks for reviewing my application.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,682.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396913	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396913. Member loan 396913 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Fraze Design	Debt-to-income ratio:	23.41%
Length of employment:	4 years 11 months	Location:	st. petersburg, FL

Home town:	Wadsworth
Current & past employers:	Fraze Design, API Plus
Education:	the ohio state university, st. petersburg college

This borrower member posted the following loan description, which has not been verified:

my reason for asking for this loan is to consolidate my credit cards into one payment. if you review my credit history you will notice that i have not missed or been late on a payment in over 4 years. my problem is i have no extra spending money at the end of the day because i'm trying to pay these cards off. i was just young and nieve when i ran these amounts up. now i'm paying the price. i have had a steady job of 5 years. Thanks for your consideration, Mike Keller

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,344.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396914	$11,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396914. Member loan 396914 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,317 / month
Current employer:	Active The Limited Inc.	Debt-to-income ratio:	4.25%
Length of employment:	6 years 2 months	Location:	Irvine, CA

Home town:	Shanghai
Current & past employers:	Active The Limited Inc.
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I've been doing recruiting business for 6 years and I finally put my business on track. however, once the business grow, I need cash flow to pay my employees. We normally get paid from clients within 90days, and I need to pay my employees with our money during 90 days. With your lending, it will help my business grow faster! Thank you!!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,897.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396915	$13,650	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396915. Member loan 396915 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,328 / month
Current employer:	Aggreko	Debt-to-income ratio:	22.43%
Length of employment:	2 years 4 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Aggreko, Wells Fargo
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to lower my interest rate on the current balance that I owe. When I originally opened the account, they assured me they would review my account after 12 months and lower my score. After 13 months of payments, this is now NOT the case. My original credit line was for $25,000 and over the past 13 months, I have made payments which have brought by account balance down to $13,639. All payments are made at least 5 days in advance and I usually pay more than the minimum.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	18
Revolving Credit Balance:	$34,847.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397110	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397110. Member loan 397110 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Florida Pest Management	Debt-to-income ratio:	16.36%
Length of employment:	3 years 5 months	Location:	Orange Park, FL

Home town:	Marietta
Current & past employers:	Florida Pest Management, Total Custom Construction
Education:	Faulkner University

This borrower member posted the following loan description, which has not been verified:

Need to make home improvements. I have never defaulted or been late on any bills or payments of any kind. I'm very frugal and careful with my expenses. Have stable employment. Just need a little help temporarily.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,246.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397112	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397112. Member loan 397112 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,446 / month
Current employer:	UPHS	Debt-to-income ratio:	16.93%
Length of employment:	2 years 2 months	Location:	Westville, NJ

Home town:	Westville
Current & past employers:	UPHS
Education:	Drexel

This borrower member posted the following loan description, which has not been verified:

Looking to reduce balances and pay off a few credit cards

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,146.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397142	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397142. Member loan 397142 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	searles valley minerals	Debt-to-income ratio:	20.40%
Length of employment:	43 years 8 months	Location:	trona, CA

Home town:	madera
Current & past employers:	searles valley minerals
Education:	Antelope Valley College

This borrower member posted the following loan description, which has not been verified:

for son and wife ferility treatment

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,872.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397200	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397200. Member loan 397200 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Chesapeake Medical Staffing	Debt-to-income ratio:	1.94%
Length of employment:	3 years	Location:	PARKVILLE, MD

Home town:	Towson
Current & past employers:	Chesapeake Medical Staffing, Good Samaritan Hospital
Education:	CCBC Essex

This borrower member posted the following loan description, which has not been verified:

I am getting divorced and would like to get a loan in order to buy my car from my ex-husband. I would like it in my name in order to become financially independent from him. I am a very reliable loan candidate. I am making the payments towards his loan as it is and have never missed a payment. I am always on time or early. I would like this loan in order to keep the car that i have driven for the last 3 years and that I love.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,050.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397366	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397366. Member loan 397366 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,062 / month
Current employer:	Presbyterian Homes	Debt-to-income ratio:	6.69%
Length of employment:	5 years	Location:	TITUSVILLE, PA

Home town:
Current & past employers:	Presbyterian Homes, Cook
Education:

This borrower member posted the following loan description, which has not been verified:

I need this to help me finallize something

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	78
Revolving Credit Balance:	$9,764.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397378	$13,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397378. Member loan 397378 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Hall and Partners	Debt-to-income ratio:	5.96%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:	Bien Hoa
Current & past employers:	Hall and Partners, La Opinion, Ketchum Directory Advertising
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on credit cards. All current cards are current on payment with good payment history. Just want to put under one payment and pay off within 3 years.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,836.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397415	$18,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397415. Member loan 397415 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Neptune Beach, FL

Home town:	Tampa
Current & past employers:
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to refinance credit card debt that I accumulated during my undergrad and graduate degrees. My finance charges are absurd and are only getting worse as credit lenders continually jack up their rates as their stock plummets and defaults skyrocket. My debt to income is relatively low and I have a secure career that is supported by my professional certification obtained after graduate school.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,451.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397429	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397429. Member loan 397429 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	old hammer service	Debt-to-income ratio:	15.83%
Length of employment:	6 years 2 months	Location:	springfield, VA

Home town:	seoul
Current & past employers:	old hammer service, RNK aircondition
Education:	kyunggi college

This borrower member posted the following loan description, which has not been verified:

I need money for fix my house

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	49
Revolving Credit Balance:	$38,558.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397457	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397457. Member loan 397457 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Handy Hardware Wholesale Inc.	Debt-to-income ratio:	15.63%
Length of employment:	13 years 6 months	Location:	Houston, TX

Home town:	Sacramento
Current & past employers:	Handy Hardware Wholesale Inc.
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

I am currently in college (Ashford University - Online)and my daughter wil be graduating from high school in June , this year, and she will be starting college in the Fall. This loan would help me, help her get started on the right path.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,855.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397504	$10,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397504. Member loan 397504 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,938 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	13.81%
Length of employment:	4 years 11 months	Location:	Brighton, MA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off a high-interest credit card. I had stupidly accumulated credit card debt through college and my first couple of years out of school. I have a long credit history and have never defaulted on any loans. I currently make $84,000 and am perfectly capable of paying down the debt. However, if there is a chance to refinance at a lower rate, I would greatly appreciate the opportunity.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397516	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397516. Member loan 397516 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,015 / month
Current employer:	usaf	Debt-to-income ratio:	20.45%
Length of employment:	5 years 11 months	Location:	PANAMA CITY, FL

Home town:	chicago
Current & past employers:	usaf
Education:

This borrower member posted the following loan description, which has not been verified:

this loan is to help out my family who is in need. Have a baby on the way and already have one child. Need to move to a bigger home, as well taking care of my grandmother. Have very stable job. Wife will be able to go back to work after she graduates this semester.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,861.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397594	$14,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397594. Member loan 397594 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	PPG Industries	Debt-to-income ratio:	21.93%
Length of employment:	25 years 5 months	Location:	North Ridgeville, OH

Home town:	Cleveland
Current & past employers:	PPG Industries, IBA Industries
Education:	Baldwin-Wallace College

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate high intrest loans and improve cash flow.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,991.00	Public Records On File:	1
Revolving Line Utilization:	95.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397651	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397651. Member loan 397651 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,125 / month
Current employer:	Medvance Institute	Debt-to-income ratio:	21.09%
Length of employment:	1 year	Location:	Port Saint Lucie, FL

Home town:	Eastliverpool
Current & past employers:	Medvance Institute
Education:	Indian River State College/ IRSC.edu

This borrower member posted the following loan description, which has not been verified:

I'm looking to put all my remaining credit card debt on to a single bill and pay it off.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,800.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397660	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397660. Member loan 397660 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	WE Energies	Debt-to-income ratio:	11.34%
Length of employment:	2 years	Location:	MILWAUKEE, WI

Home town:	Potsdam
Current & past employers:	WE Energies, et alia, SAP Portal
Education:	Academy for Business, Stuttgart, Germany

This borrower member posted the following loan description, which has not been verified:

Purpose of this loan: I need to get my basement fixed and should resurface my 5 car port. Due to water damage the wall on the south west side of the building in bowing in, and getting more and more severe. In addition the outside needs to be regraded to avoid further water damage. Last year we had a heavy storm in June which flooded the basement and it took me month to dry it out. Since I am renting it out to 3 other parties, and I live in one, I do not have too much of a choice. I need to avoid mold and structural damage to the building. In addition I would like to resurface the 5 car parking lot, where the asphalt is crumbling away due to the hard winters here in the Midwest. I have never been late for any of my payments, since my credit score and my morals are very important to me. I will always stand to my word.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,016.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397769	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397769. Member loan 397769 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	MOESC	Debt-to-income ratio:	13.75%
Length of employment:	6 years 8 months	Location:	Bucyrus, OH

Home town:	Bucyrus
Current & past employers:	MOESC, Professional Speach Services
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a speach language professional within the school districts of ohio. I am in business with my husband and we are agressively expanding our business and we need to consolidate some debt to keep meeting our financial goals of being debt free within the next 5 - 7 years. Your assistance in help meeting that goal is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,310.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397941	$12,075	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397941. Member loan 397941 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,419 / month
Current employer:	Accenture	Debt-to-income ratio:	10.02%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Accenture, Octagon Research Solutions
Education:	Villanova University, Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am purchasing an engagement ring from a diamond wholeseller who does not offer in-house financing, so I am seeking to finance the purchase through a personal loan. I am a mid-level executive at a Fortune 500 management consulting firm and home owner with an excellent history of repaying debts.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$20,460.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397947	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397947. Member loan 397947 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	19.84%
Length of employment:	12 years 6 months	Location:	Delhi, LA

Home town:	Delhi
Current & past employers:	Merrill Lynch, Delhi Insurance
Education:	University of Louisiana at Monroe

This borrower member posted the following loan description, which has not been verified:

This money will be used to supplement my daughter's college living expenses. She is an independent student going to school out of state in Florida. She will be entering her Junior year this fall semister. To date she has maintained grades to place her on the Dean's Academic List each semister. She has been living and working in Florida for the past 6 years as an entertainer for Walt Disney World Resorts. She decided to go back to school in Event Management and Hospitality. Since enrolling in this major, she has been chosen for an internship with the Central Florida Hotel and Lodging Association. She is the first student every to be asked back as an intern for 3 semisters. She just accepted a part time position with Loew's Hotels at Universal Studio's in Orlando as an event coordinator. She knows what she wants and has worked very hard to achieve her goals. This loan will help me to keep her in this school and obtain a get job after graduation. I've been employed as a Financial Advisor with Merrill Lynch for almost 13 years. My income level will increase considerably after one of my partners retires within the next 12 months.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,289.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 397964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397964	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397964. Member loan 397964 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,676 / month
Current employer:	Hampton Inn	Debt-to-income ratio:	23.88%
Length of employment:	4 years 7 months	Location:	Kansas City, MO

Home town:	Dallas
Current & past employers:	Hampton Inn, J.P. Morgan Chase, Adecco
Education:	Columbus State Community College, New York Film Academy

This borrower member posted the following loan description, which has not been verified:

I have been struggling to pay for school. I have tried to attend different schools and have been unable to continue due to money. I am trying to support my Mom and Brother and have been working two jobs to save up. The summer program at the school of my dreams starts on June 28th. I lack 2500 dollars for this program and am looking for some help. I have been denied for a previous private loan. This school does not accept FAFSA. And my mother has been denied as a co signer for me. There is no one else to co sign either. A bad credit card she had spilled into my credit and has affected I have sent the paperwork for the credit bureau dispute but fear that it will not be updated in time for my tuition due on May 28th. Can anyone help? When I pulled my credit last my score was a 640. Anything will help at this point. Thank you so much. ??? Angela Slack

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,072.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398019	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398019. Member loan 398019 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	bann prop	Debt-to-income ratio:	2.83%
Length of employment:	6 years	Location:	newport beach, CA

Home town:	Newport Beach
Current & past employers:	bann prop
Education:	usc

This borrower member posted the following loan description, which has not been verified:

willing to pay 10% and give you 10 checks for 1100 each cashed monthly you earn 1000 in ten months

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,229.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398062	$24,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398062. Member loan 398062 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Con-Tec Mgmt Systems	Debt-to-income ratio:	12.12%
Length of employment:	5 years 6 months	Location:	Redding, CA

Home town:	Sterling
Current & past employers:	Con-Tec Mgmt Systems, Timberline Software
Education:	Willamette University

This borrower member posted the following loan description, which has not been verified:

Currently I am working on becoming debt free as it relates to credit cards. I have cut up all of my credit cards. In April I took some money out of my 401K to pay off a part of my American Express Bill I use for business. I am also allocating some of my 401K % to pay every two weeks American Express. This way in 12 months I will have a ?????????????????????????????????????????????????????????????????????????????0?????????????????????????????????????????????????????????????????????? balance. I would like to take the $20,000 loan and pay off as well as close my Chase, Bank of America and Ethan Allen Accounts. This loan would be very helpful in that I can pay a large part every month towards the principal. The challenge several of these credit card companies have done is that they lowered my credit limits which has effectively decreased my credit score. In addition this has also caused my APR to balloon. It is my goal to become debt free including my cars and house in years to come. I am focused on getting my credit cards paid off so that I can start allocating this money to my cars and finally my home. Please help me with this request so that I can achieve my plan. Any questions please don??????????????????????????????????????????????????????????????????????????????????t hesitate to give me a call at 530-515-0747. Take Care, Paul

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	8
Revolving Credit Balance:	$67,579.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398064	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398064. Member loan 398064 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,184 / month
Current employer:	HSBC	Debt-to-income ratio:	12.59%
Length of employment:	3 years 6 months	Location:	Beaver Creek, MN

Home town:	Rochester
Current & past employers:	HSBC
Education:	University of Minnesota-Duluth, Minnesota West Community and Technical College

This borrower member posted the following loan description, which has not been verified:

I guess I am just trying to pay off the credit cards and stop using them and pay less interest in the process. My financial situation: I work for a credit card company for three and a half years. I have never been late on any of my credit card or car payments that I have opened in the past few years. I hope you understand that I will pay everything on time. Working for the credit card company I now know how important it is to make every payment on time and how much it can affect your future credit. I've opened a loan through P2P before and paid it off early, That loan helped me get myself into a position to buy a home. Now I'd like reduce the intrest I'm paying on my revolving debt and within 3 years have just a home payment (I hope to pay it off early so it could be less time)

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,545.00	Public Records On File:	1
Revolving Line Utilization:	60.90%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398104	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398104. Member loan 398104 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	American Pest Control	Debt-to-income ratio:	16.15%
Length of employment:	5 years 1 month	Location:	Winterville, GA

Home town:	Athens
Current & past employers:	American Pest Control, Tires Plus, Pep Boys
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debt in order to pay off faster and free up monthly income.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,852.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398116	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398116. Member loan 398116 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,575 / month
Current employer:	State Of Ca	Debt-to-income ratio:	10.49%
Length of employment:	5 years 2 months	Location:	FORT BRAGG, CA

Home town:	Marysville
Current & past employers:	State Of Ca
Education:	Yuba College

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a credit card. The credit card company has just raised the interest rate again. My goal is to pay off this credit card, but find it impossible as the rate continues to climb. I have a excellant credit history, I have never defaulted on a loan. This credit card was used to pay medical bills for my husband. We want to buy a house, but feel the credit card debt must be paid first. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398134	$3,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398134. Member loan 398134 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,958 / month
Current employer:	manekin construction	Debt-to-income ratio:	13.42%
Length of employment:	9 years 1 month	Location:	timonium, MD

Home town:	Elyria
Current & past employers:	manekin construction, hill management co. inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a personal loan for the above listed amount. It will be used for a retainer for my lawyer for an upcoming court hearing for child support modification. My recent credit score has been rising in the past 4 to 5 years. I am a relatively reliable source for repaying loans. My work history is consistant and have been with my current employer for 9 years. Thank you in advance George

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,386.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398139	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398139. Member loan 398139 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	State of NJ _ ELEC	Debt-to-income ratio:	11.80%
Length of employment:	3 years 6 months	Location:	Hamilton, NJ

Home town:	Trenton
Current & past employers:	State of NJ _ ELEC, Election Law Enforcement Commission
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Was looking to consolidate debt.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398146	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398146. Member loan 398146 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	SafeNet	Debt-to-income ratio:	1.84%
Length of employment:	9 years	Location:	Plano, TX

Home town:	Newport Beach
Current & past employers:	SafeNet
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hi All, I wanted to continue my education (I have a BS in CS) and wanted to obtain the following certifications - CCNA and CCIE. I currently have a CISSP certification. I also wanted to pre-invest into my IRA for 2009 early - 5K annum max limit. My income and expenses (all monthly): Income - 4.2K base + approx 1-2K commission Expenses: - 845 - rent - 180 - internet/phone/cable - 175 - electric - 35 - water/trash/sewer - 90 - pets - 170 - cell phones (mine and 2 kids) - 90 - school loan (for obtaining 4 year degree). I'm keeping this until i die because it is at a 2.2% interest. - 900 - food (including eating out) - 500 - entertainment (clothes, movies, kids, etc.) - 100 - store credit - we recently purchased a love seat for my daughters room. There is a 565 balance, and I expect to pay this off (interest free for 3 years) in 5 months. All of which expenses come to 3085. And worst case income equals 5200 for a net positive cash flow of 2115. I do have savings which resides in a trading account, but which is tied up long term. If there are any questions, please let me know and I will be happy to provide further information.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$2,842.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398162	$24,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398162. Member loan 398162 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,516 / month
Current employer:	McFadden Consulting	Debt-to-income ratio:	7.57%
Length of employment:	2 years	Location:	Ardmore, PA

Home town:
Current & past employers:	McFadden Consulting, Union Memorial Hospital, DMS Health Systems, HR Block
Education:	California University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a investment property. This property has a renter which has lived there for 5 years and hopes to stay there for at least another 9 years which would be retirement. It is a bank own property and the bank is currently recieving HUD payments for the rent monthly. The property is in good shape and is inspected annually by HUD, next inspection scheduled for May 2009. This home has always passed inspection for the last 5 years. I believe it's a great investment and that I can negotiate a better deal with cash and a quick closing.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	7
Revolving Credit Balance:	$13,429.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 398172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398172	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398172. Member loan 398172 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	DPS international	Debt-to-income ratio:	9.15%
Length of employment:	2 years 6 months	Location:	AGOURA HILLS, CA

Home town:
Current & past employers:	DPS international, US Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

looking for upfront cash for school

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,194.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398197	$14,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398197. Member loan 398197 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	The Brattleboro Savings and Loan Association F.A.	Debt-to-income ratio:	24.31%
Length of employment:	3 years 6 months	Location:	TOWNSHEND, VT

Home town:	Williston Park
Current & past employers:	The Brattleboro Savings and Loan Association F.A.
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking the opportunity to refinance the majority of my credit card balances totaling approximately $23,500.00. Employed in financial services for nearly 10 years and current employed on a full time, salaried basis with a local mutually-owned savings bank. Recent circumstances required that I relocate and I utilized revolving debt to finance the process. I am seeking the opportunity to consolidate debt in order to ensure payments are made in a timely manner, reduce interest rates and improve my credit. I take responsibility for my obligations and am seeking a better way to ensure that they are satisfied within borrowing terms and ensure that I can live within my means.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$23,802.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398323	$10,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398323. Member loan 398323 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,417 / month
Current employer:	Toojays	Debt-to-income ratio:	8.32%
Length of employment:	1 year 6 months	Location:	Deerfield Beach, FL

Home town:	Plantation
Current & past employers:	Toojays
Education:	BCC

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my debt

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,137.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398324	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398324. Member loan 398324 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.00%
Length of employment:	2 years 8 months	Location:	Cambridge, MA

Home town:	Bellaire
Current & past employers:
Education:	Boston University, Ohio State University

This borrower member posted the following loan description, which has not been verified:

Credit card rates started going up dramatically with banking crisis. I was paying 7%-11%, now I'm paying 20-30% on most of my credit card debt, as banks increased rates. I want to pay it off faster with a lower rate loan.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,644.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398358	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398358. Member loan 398358 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,858 / month
Current employer:	Sports Constructors Inc	Debt-to-income ratio:	23.06%
Length of employment:	1 year 9 months	Location:	GRAND PRAIRIE, TX

Home town:	Dallas
Current & past employers:	Sports Constructors Inc, Intracorp
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off credit cards that have high interest rates. I will request lower interest rates on the Discover cards since I have been a member since 2001.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,244.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398469	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398469. Member loan 398469 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	J. Crew	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	SANDY, UT

Home town:
Current & past employers:	J. Crew
Education:

This borrower member posted the following loan description, which has not been verified:

i will pay off my 3 credit cards, visa, MC, and discover. I have good credit and have alway paid my bills on time, i'm just not getting them paid down by paying the minimum or a little over. I plan on paying them off with a loan and then canceling them so they will be good for gone. I would like the monthly payment to stay under $700, to fit my budget.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,563.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398537	$3,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398537. Member loan 398537 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	massbay community college	Debt-to-income ratio:	4.92%
Length of employment:	1 year 10 months	Location:	woburn, MA

Home town:	managua
Current & past employers:	massbay community college, Microsa SA
Education:	University of science and technology, Lake Michigan College, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Hello there, the reason behind this loan is to buy a used car. Currently I am renting a vehicle at 700$ a month. I can't keep doing this that is why I need the loan. I am a student in Massachusetts enrolled in a surgical technologist health program, I work go to class and go to clinical, so is very important to me to get a car. The reason why I can't buy it is because I just don't have that amount ready, but I need the car now trust me I have research everything from using zip cars, to combining using the T and cabs I even calculated to use a bicycle but the distances are too far to be practical. I will repay this loan in 5 months. 500$ a month is better than 700$ and is only for 5 months. (I live with my sister) Thank you for your time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,040.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398549	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398549. Member loan 398549 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Forever 21, Inc	Debt-to-income ratio:	14.08%
Length of employment:	3 years 6 months	Location:	Orange, CA

Home town:	Fullerton
Current & past employers:	Forever 21, Inc, Kaplan Internation
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

My fiance and I are going to upgrade the house we are about to rent with permission from the owner and we need to cover upfront costs of renovation before we move in. We are going to fix up a 100 year old home by putting in hardwood floors, new appliances, and painting. It would be great to get a loan we could pay back quickly with the least amount of interest. Thank you.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,053.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398556	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398556. Member loan 398556 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Abra Auto & Glass	Debt-to-income ratio:	22.83%
Length of employment:	2 months	Location:	Griffin, GA

Home town:	Naperville
Current & past employers:	Abra Auto & Glass, Heritage Cadillac
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

This loan will be used to put up a building in my backyard as a garage, and shop area.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,447.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398605	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398605. Member loan 398605 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Sarasota Memorial Healthcare System	Debt-to-income ratio:	6.81%
Length of employment:	2 years 3 months	Location:	Sarasota, FL

Home town:	Glens Falls
Current & past employers:	Sarasota Memorial Healthcare System, GevityHR
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request. I have a credit card balance I would like to pay off. The reason I want to pay off this credit card balance is due to a inpending rate increase that I did not expect. The rate increase I feel is unreasonable and does not represent my excellent credit status I have a good job and always pay my bills on time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,456.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398636	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398636. Member loan 398636 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Sumitomo Mitsui Banking Corporation	Debt-to-income ratio:	10.82%
Length of employment:	1 year 8 months	Location:	Bronx, NY

Home town:	Philippines
Current & past employers:	Sumitomo Mitsui Banking Corporation
Education:	De la Salle

This borrower member posted the following loan description, which has not been verified:

We already raised 2/3 of the needed funds. The loan will be used for payment of processing and legal fees that will help my wife get the work permit within 60 to 90 days. She has a pending job offer in one of the hospitals in Manhattan but couldn't start her work, not until she gets the work permit. It's the company policy not to pay said fees for prospective foreign employee. This loan, if granted will almost guarantee an additional annual gross income of not less $60,000.00 for my family.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,153.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398687	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398687. Member loan 398687 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,500 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	15.43%
Length of employment:	5 years 3 months	Location:	Fort Mill, SC

Home town:	Decatur
Current & past employers:	Bank of America Corp.
Education:	Universtiy of Phoenix, University of South Carolina-Aiken (USC Aiken)

This borrower member posted the following loan description, which has not been verified:

I have been a member of Lending Club for several months. I think Peer-to-Peer lending is the wave of the future for banking options. I personally like the idea of working with a community of like-minded individuals. I am currently looking to pay down all credit card debts into one loan with Lending Club. I have made excellent strides; however, I think one loan replacing all credit cards will allow me to consolidate total debt and payments. Thus, I could make larger payments toward this one loan (not the several smaller high rate accounts) with the reduced rate, which would be paid down faster. Today this one large loan will allow me to payoff 5 accounts. I will be closing them so that there are no options to "run up" additional debts.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	62
Revolving Credit Balance:	$35,010.00	Public Records On File:	1
Revolving Line Utilization:	65.70%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398690	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398690. Member loan 398690 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	United States Public Health Service	Debt-to-income ratio:	14.04%
Length of employment:	4 years 6 months	Location:	New Market, MD

Home town:	Brooklyn
Current & past employers:	United States Public Health Service, Johns Hopkins University, Episcopal Ministry for the Aging (Fairhaven), Johns Hopkins Hospital Bayview, Fairleigh Dickinson University, Mark P. Rubin, MD, PA
Education:	Marymount University, University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

I need $8000 to help cover my mother-in-law's funeral and burial expenses. This is an emergent situation as we cannot schedule things until full payment of the outstanding bill is received. I am a nurse practitioner and have always maintained employment. Most recently, I was appointed as an officer in the United States Public Health Service and am Active Duty military status. I have 4 yrs. 6 months credited to my years of service in my present position as a consultant at Medicare. I have maintained low balances on my credit cards until recent months to help pay for some of my mother-in-laws medical expenses. I pay my bills on time and regularly and would expect to do the same in this case. Once her estate is settled, I will be able to repay the loan in full; so, I am looking for a loan with no penalty or fees for early repayment.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	7
Revolving Credit Balance:	$10,496.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398711	$17,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398711. Member loan 398711 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	New York City Police Department	Debt-to-income ratio:	16.00%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	New York City Police Department, New York City Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Hi everyone. I just want you all to know I have no problem paying more than the minimum monthly payment on my account, but the interests are so high that I decided to get a personal loan. And since the interest will be lower on this loan, I'll be able to finish paying this loan faster. Thank you all for your help

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,613.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398734	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398734. Member loan 398734 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	West Erwin Church of Christ	Debt-to-income ratio:	21.55%
Length of employment:	1 year	Location:	Flint, TX

Home town:	Jackson
Current & past employers:	West Erwin Church of Christ, Culleoka Church of Christ
Education:	Freed-Hardeman University

This borrower member posted the following loan description, which has not been verified:

I want to use approx. $5000 of this loan to consolidate debt and $3000 to purchase an engagement ring for my fiancee

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398737	$4,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398737. Member loan 398737 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	RR Donnelley & Sons	Debt-to-income ratio:	17.48%
Length of employment:	3 years 10 months	Location:	willard, OH

Home town:	Willard
Current & past employers:	RR Donnelley & Sons
Education:

This borrower member posted the following loan description, which has not been verified:

I am working on starting my own internet business and i need money for advertising my business.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,404.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398740	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398740. Member loan 398740 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,033 / month
Current employer:	US Navy	Debt-to-income ratio:	22.45%
Length of employment:	5 years 3 months	Location:	Virginia Beach, VA

Home town:
Current & past employers:	US Navy, Grant Thornton LLP
Education:	Salisbury University

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan for $5,500. I have approximately $13,500 in outstanding revolving credit card debt that I want to pay off. I have approximately $8,000 in savings that I am using to pay down this debt and I would like to refinance the remaining $5,500 at a lower rate. The current rate on the account is 14%. I am employed full-time by the U.S. Military and have a very solid credit history. I have never been late or missed a payment. With your help I will be able to refinance my personal debt, so thank you in advance for considering to fund my loan request.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,026.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398779	$18,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398779. Member loan 398779 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Accurate Steel Erectors Inc.	Debt-to-income ratio:	14.49%
Length of employment:	2 years 10 months	Location:	Longview, WA

Home town:	South Bend
Current & past employers:	Accurate Steel Erectors Inc., Columbia Steel Erectors
Education:

This borrower member posted the following loan description, which has not been verified:

I am a family man and a home owner. I am a foreman in the metal construction trade and my employment over the years always remains steady. I think You will find from my crdeit report, that I always pay my debt on time, but have become overwhelmed in credit card debt and interest payments! I find myself in a position where the interest is all I can afford to pay and I cannot reduce my debt, although I have been a very good customer through the years, my credit cards continue to carry very high rates.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,976.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398816	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398816. Member loan 398816 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Steven Pinzer	Debt-to-income ratio:	1.76%
Length of employment:	4 years	Location:	Eleele, HI

Home town:	Honlulu
Current & past employers:	Steven Pinzer
Education:	Kauai Community College

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Alison Niitani. I am a single mother with good family support. I am graduating from nursing school on May 15, 2009. I already have my LPN license and will be joining the US army nurse corps. I have a good credit history and a stable job working as a nanny for four years. I make enough to cover the monthly payment. By joining the army my student loan of 14,000 will be gone and I will receive a bonus for joining. I will also receive a higher pay than other recruitment, because I already have a degree and license. I will use my loan wisely to set up an apartment to live in until basic training has started and is over with. I am a hard working person who always pay my bills on time and in full.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398822	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398822. Member loan 398822 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	St Andrews PSD	Debt-to-income ratio:	0.73%
Length of employment:	5 years 2 months	Location:	GOOSE CREEK, SC

Home town:	Charleston
Current & past employers:	St Andrews PSD, Personal Care Ambulance, Medical University of South Carolina, Kerr Drug
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Will use the loan to pay for wedding expenses. We intend to pay the loan back in 2 yrs.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,987.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398836	$5,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398836. Member loan 398836 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	King's Kidz Child Care	Debt-to-income ratio:	12.32%
Length of employment:	13 years 9 months	Location:	McGregor, TX

Home town:	Mcgregor
Current & past employers:	King's Kidz Child Care
Education:	ICS

This borrower member posted the following loan description, which has not been verified:

We are wanting to do some remodeling on our house and need a loan to do so. It will enhance our property and raise the value. Thanks!

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,803.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398847	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398847. Member loan 398847 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Innovative Solutions and Support	Debt-to-income ratio:	7.84%
Length of employment:	3 years 3 months	Location:	NEW HOLLAND, PA

Home town:	Baton Rouge
Current & past employers:	Innovative Solutions and Support
Education:	Louisiana State University and Agricultural & Mechanical College (LSU), Portland State University (Current)

This borrower member posted the following loan description, which has not been verified:

Using this to consolidate debt between a couple credit carts and a school balance for the last class I took toward my masters. I have a good payment history, and still have plenty of credit available. Just would like to consolidate.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,700.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398868	$3,850	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398868. Member loan 398868 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,589 / month
Current employer:	Market Basket	Debt-to-income ratio:	16.49%
Length of employment:	3 years	Location:	Edwardsville, IL

Home town:	Edwardsville
Current & past employers:	Market Basket, Jose Market Basket
Education:

This borrower member posted the following loan description, which has not been verified:

Currently moving locations soon, need the extra helping hand.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398891	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398891. Member loan 398891 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Alion Science and Technology	Debt-to-income ratio:	19.38%
Length of employment:	11 years 4 months	Location:	ROME, NY

Home town:	Dayton
Current & past employers:	Alion Science and Technology, IIT Research Institute
Education:	Syracuse University, University of Rochester

This borrower member posted the following loan description, which has not been verified:

Primary reason for the loan is to pay a ~$3000 tax bill. Secondary reason is to pay off a higher interest credit card (Paypal).

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,987.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398914	$3,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398914. Member loan 398914 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Mogen Consulting	Debt-to-income ratio:	1.01%
Length of employment:	5 years 3 months	Location:	Stow, OH

Home town:	Akron
Current & past employers:	Mogen Consulting, Zekan Arabian Horse Farm
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

I am trying to obtain a loan to help purchase my first home .I believe I am a good canidate because I have very little debt and I waited to purchase a home untilI had no car payment and minimal credit card debt. I have only saved a small amount and cannot get a reasonable rate with out a SOLID downpayment . I believe the housing market will eventually stabilize and the home will be worth consideribly more than what I am paying which will allow me to build up equity and pay this loan off sooner. Thank you for taking the time to consider investing with me .

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,692.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398993	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398993. Member loan 398993 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.78%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Shelbyville
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to elimitate several of my low limit credit cards

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$196,371.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399026	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399026. Member loan 399026 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Village Clean LLC	Debt-to-income ratio:	15.21%
Length of employment:	6 years 3 months	Location:	Bethel Park, PA

Home town:	Pittsburgh
Current & past employers:	Village Clean LLC, Specialty Consultants, Inc.
Education:	John Carroll University

This borrower member posted the following loan description, which has not been verified:

Business is a real estate company that provides permanent financing to other real estate investors. We purchased distressed real estate and resell it to other investors on terms. We help real estate investors purchase rental properties without having to borrow from traditional banks or lenders. We are also able to save the investors from having to refinance their properties in order to pay off the construction or "hard money" loans. We have been able to achieve returns of 15-25% on loans we have made. The business is growing rapidly and needs more capital to purchase additional properties. Principal in the business is a seasoned business owner with other business interests. Very good credit score of 720+.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,495.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399041	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399041. Member loan 399041 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,479 / month
Current employer:	Nosnom Holdings, Inc.	Debt-to-income ratio:	5.90%
Length of employment:	2 years 2 months	Location:	Sartell, MN

Home town:	Moorhead
Current & past employers:	Nosnom Holdings, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am taking out a loan for my business. We help people in bad situations find a solution and help them start towards getting back on thier feet. This is a real estate related business, and we focus an a few of the smaller metros in the State of Minnesota. The current statewide (and nationwide) economic situation has presented us with a once in a lifetime opportunity. We have added a new staff member, and are planning on adding some new equipment to make our job a little easier and more efficient. Our "sales cycle" is in the 90-120 day range, so it will be just a few months before we break even with our additions. This loan will finance that three to four month negative cashflow period.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399085	$17,600	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399085. Member loan 399085 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,957 / month
Current employer:	East China Public Schools	Debt-to-income ratio:	11.65%
Length of employment:	9 years	Location:	St. Clair, MI

Home town:	Mt. Pleasant
Current & past employers:	East China Public Schools, Central Michigan University
Education:	Central Michigan University, Northwestern University

This borrower member posted the following loan description, which has not been verified:

After several years of slowly gaining more debt due to college and graduate school, now I'm ready to get out of debt completely. I have been trying to pay down the student loans and credit cards, but am sick of the incredible interest rates I am paying to get myself out of debt from my education.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	3
Revolving Credit Balance:	$27,914.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399365	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399365. Member loan 399365 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,417 / month
Current employer:	Trader Joe's	Debt-to-income ratio:	0.00%
Length of employment:	6 years 10 months	Location:	Burbank, CA

Home town:	Burbank
Current & past employers:	Trader Joe's
Education:

This borrower member posted the following loan description, which has not been verified:

I suddenly need to come up with this cash to pay my grandmother's estate. She died on April 18th. She had given me some money several years ago, and mentioned in her will that this was part of her assets, so her beneficiaries are waiting. I am in the technology field and have a really good job for southern California's favorite place to shop. My credit is excellent and will pay back as promised.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,533.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399382	$7,975	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399382. Member loan 399382 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,583 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	17.41%
Length of employment:	35 years	Location:	benton, AR

Home town:	pine bluff
Current & past employers:	State Farm Insurance Companies, none
Education:	Henderson State University

This borrower member posted the following loan description, which has not been verified:

In working my business plan,i need little help for my 2nd quarter 2009 for prospecting my book of business .i have 35 years as state farm agent,i will pay the lone back 12 to 24 mo.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$123,692.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 399454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399454	$3,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399454. Member loan 399454 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,183 / month
Current employer:	Auto Driveaway	Debt-to-income ratio:	12.19%
Length of employment:	2 years	Location:	Moore, OK

Home town:	Oklahoma City
Current & past employers:	Auto Driveaway
Education:	Rose State College

This borrower member posted the following loan description, which has not been verified:

We have been running a franchise location for the last two years. We took an office that was on the verge of being closed and turned it around into becoming one of the top 10 offices. Because of our hard work and dedication we have been given the opportunity to buy into the franchise. We need the loan for the deposits.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$639.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 399462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399462	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399462. Member loan 399462 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BL 4 Productions	Debt-to-income ratio:	1.86%
Length of employment:	1 year	Location:	hollywood, CA

Home town:	alvin, tx
Current & past employers:	BL 4 Productions, Entertainment Partnersa
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

The loan will be used as capital for an investment in R Bank, a community bank currently in organization in Round Rock, Texas. The investment horizon is long-term with likely nearer-term quarterly yields, resulting from dividends to be based on bank profitability. For more information on R Bank, you may refer to the following article in Houston Business Journal - http://houston.bizjournals.com/houston/stories/2009/03/23/story3.html - or this one in American Banker (subscription required) - http://www.americanbanker.com/article.html?id=20090323ONY9DQVT&queryid=163313165&hitnum=1. Please note that loan repayment will be based on my monthly income as well as other assets and will not be contingent upon the yield or return on this investment.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,736.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399472	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399472. Member loan 399472 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,383 / month
Current employer:	n/a	Debt-to-income ratio:	22.69%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:	Syracuse
Current & past employers:
Education:	St. Lawrence University

This borrower member posted the following loan description, which has not been verified:

The current institution holding my loan has increased the interest rate due to their overhead costs. I've never been late on payments and I've paid more than the minimum due on every payment made. I would like to have this debt paid off within 2 to 3 years. Thank you very much!

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,806.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399481	$9,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399481. Member loan 399481 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,817 / month
Current employer:	Martin County School District	Debt-to-income ratio:	8.98%
Length of employment:	4 years	Location:	JUPITER, FL

Home town:	Windber
Current & past employers:	Martin County School District
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

Purchase vehicle

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,216.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399510	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399510. Member loan 399510 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Universal Protection Services	Debt-to-income ratio:	12.60%
Length of employment:	3 years 2 months	Location:	Capitola, CA

Home town:	Santa Cruz
Current & past employers:	Universal Protection Services, Securitas security
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my name is Milo and I would like to use the money to pay down my debt on my credit card. My current credit card is at 19%, so I would use the money to pay down the debt immediately to save on in the interest. I have been working at the same company for three years and in addition I also have monthly income coming in from other investments. I believe to be a low risk investment because of the following: My rent is very low ($550), food expenses are low 150$,no medical bills, I have monthly investment income, have no child and I'm single. If anyone has a question, please ask. Thanks for looking.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,292.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399588	$5,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399588. Member loan 399588 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Washington Dept of Corrections	Debt-to-income ratio:	9.97%
Length of employment:	1 year 1 month	Location:	MONTESANO, WA

Home town:	Richland
Current & past employers:	State of Washington Dept of Corrections, Safeco Insurance
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Hello- My wife and I are getting ready to have child #2. We currently have one car, an '86 Subaru, which I primarily drive to work. 60 mile round trip a day. We are both college educated, we both graduated from Washington State University. I am a Correctional Officer for the State of Washington. Jessica is primarily a stay at home mom, but also substitute teaches once in a while. We currently live with Jessica's parents hence our low cost of living. We are in the process of attaining a 2 acre parcel of land from her parents. It should be registered with the County in the next 90 days. We will hold the deed for the property. We've done some great things financially in the last 18 months. We sold our truck in February and on May 10th we will only have one credit card with a balance on it. It is now time for us to buy our vehicle that will carry us over for the next 10 years. I am only interested in buying a Ford Excursion with a diesel engine, and only the 7.3L one. So, we are looking at pretty much a 2001 Limited. The ones that I am finding are ranging in miles from 115k to 170k, which is less than half the miles those engines will go with maintenance. I love the 36 month term, the truck we sold was on a 72 month contract, we were never right side up on it. If you have any questions please contact me. Thank you, Josh Huff

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,953.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399590	$21,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399590. Member loan 399590 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	William Morris	Debt-to-income ratio:	7.26%
Length of employment:	17 years	Location:	MARINA DEL REY, CA

Home town:	Minneapolis
Current & past employers:	William Morris, Triad Artists
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I am completing a kitchen renovation to increase my property's value.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,705.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399592	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399592. Member loan 399592 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,329 / month
Current employer:	Legion Design/ Campbell & Associates	Debt-to-income ratio:	12.20%
Length of employment:	4 years	Location:	Lorton, VA

Home town:	Rich Creek
Current & past employers:	Legion Design/ Campbell & Associates
Education:	University of Delaware, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am currently a Design Engineer with a B.S in Engineering and a Masters Degree in Civil and Infrastructure Engineering. I am starting a firm that will concentrate on contracts with Federal and Local Government Design Contracts. I need some working capital, as well as some funds to pay off some debt I have accumulated on a personal credit card.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399616	$10,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399616. Member loan 399616 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Halstrom High School	Debt-to-income ratio:	14.74%
Length of employment:	10 months	Location:	Mission Viejo, CA

Home town:	San Pedro
Current & past employers:	Halstrom High School, Victoria's Secret, Mathnasium of Orange
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

My husband and I are applying for this loan in order to pay off our credit cards. We are actively working to eliminate our debt, increase our credit scores, and save money for a down payment on a house in the next 18 months. We have clear credit histories with no missed or late payments. Our interest rates have been raised during this recession, but we have had zero issues paying more than the minimum payment every month. This loan would enable us to pay off almost all of our debt and realize our goal of homeownership in the next 18 months. We will continue to pay more than our monthly payment in order to eliminate this debt in less than 36 months.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,175.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399645	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399645. Member loan 399645 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Spherion	Debt-to-income ratio:	24.72%
Length of employment:	10 months	Location:	Pittsburgh, PA

Home town:	Landstuhl
Current & past employers:	Spherion, Northwestern Mutual
Education:	University of Pittsburgh-Main Campus, Chatham University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay some medical bills. I recently received insurance, but that did not stop the bills from mounting. I am a reliable professional who needs a little bit of a push. I pay all of my bills on time and just need help getting out of the slump.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,231.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399691	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399691. Member loan 399691 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lowes	Debt-to-income ratio:	9.88%
Length of employment:	4 years 11 months	Location:	Laurel, MD

Home town:	Boston
Current & past employers:	Lowes
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I would like this amount so that I can pay off some debt. Thanks in advance!

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	72
Revolving Credit Balance:	$5,431.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399817	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399817. Member loan 399817 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Humana Inc.	Debt-to-income ratio:	15.15%
Length of employment:	6 years	Location:	Royse City, TX

Home town:	Tyler
Current & past employers:	Humana Inc.
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I need a loan to consolidate some credit card debt. I am a very responsible borrower as indicated by my credit report. I have a solid income and am never late on any bills. Looking to just get out from under the unscrupulous credit card companies.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,326.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399841	$15,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399841. Member loan 399841 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Security Services of America	Debt-to-income ratio:	6.02%
Length of employment:	35 years 6 months	Location:	homosassa, FL

Home town:	Towson
Current & past employers:	Security Services of America
Education:	University of Maryland-Eastern Shore

This borrower member posted the following loan description, which has not been verified:

I need this loan to pay my medical bills off.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,135.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399851	$8,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399851. Member loan 399851 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Self	Debt-to-income ratio:	3.84%
Length of employment:	10 years	Location:	Kerrville, TX

Home town:	Long Beach
Current & past employers:	Self, County of Orange, CA
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

We are a Wireless Internet Service Provider (WISP) with a fast-growing demand for our high-speed internet and computer networking solutions in an affluent, yet rural retirement community. Our ten year old company is highly respected in our service area, and we have a twenty year contract with our City that provides us industry exclusive use of the City's water towers on which we mount high-end wireless internet transmission equipment. We provide real-time video surveillance capability for homeland security purposes to the City in exchange for the use of those towers to provide commercial and residential internet access to our paying customers. This greatly reduces our ongoing overhead when compared to most wireless providers that lease expensive space on commercial communication towers. There are large gated communities scattered throughout the surrounding hills where scores of multi-million dollar homes are being built (even during this economic downturn). Our beautiful but hilly topography requires us to use more tower locations to cover these pockets of population as we expand out from our City tower locations. Although we need more transmission sites than in flatter environments, we can easily negotiate deals with ranchers and other rural landowners to barter broadband internet service in exchange for the use of abandoned private TV towers (now made obsolete through satellite TV access) on the tops of their hills, or for ideally located hilltops on which we can construct relatively inexpensive towers. Within our service area we have three or four small communities and towns with sufficient population and demand for our wireless internet delivery that are blocked from our other transmission sites. We need to build three or four small towers to expand our wireless network to reach those homes and businesses. Since we must build and equip these towers before we can even begin to generate monthly income from customers reached from them, it is a very capital intensive business. Over the years, We have generally used credit cards and business credit lines to fund these expenditures. We've never been late on any payments and always pay several times the minimums due each month. Recently, the banks being "bailed out" with our tax money (supposedly to stimulate the availability of credit) have increased interest rates on existing balances, and in some cases reduced the amount of unused credit available. We are paying higher interest to them, to pay our taxes back to us. We've kept our finances and credit straight while they've messed theirs up and rewarded themselves at our expense. We are hoping that peer-to-peer lending may be a smarter way to fund some of our growth. It just makes common sense to pay less interest while helping entreprenurial investors make far better returns than those banks will pay them. This is the type of change America really needs! Having worked in the internet industry for over 13 years, we've seen ideas come and go. We've also seen them come and stay. We're betting that given the proliferation and growth of the internet, peer-to-peer banking is as timely and obvious an idea as eBay. We will use the funds from this loan to build and equip a small tower that will open up the greatest amount of underserved internet customers in our area. We get several desperate requests each week from potential customers there who are dissatisfied with their broadband choices, and many that cannot get high-speed internet by any other (acceptable) means. We pay tens of thousands of dollars out each month, always in excess and always on time. Both our corporate and personal credit is excellent. Our potential customer base is clamoring for our service. If this venture into PtoP expansion funding proves to be as exciting as we anticipate, we will immediately be seeking more loans to consolidate existing balances on our bank credit lines. Thank you for your interest in our loan request.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,021.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399855	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399855. Member loan 399855 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Malott Investments	Debt-to-income ratio:	21.40%
Length of employment:	10 years 6 months	Location:	Waukesha, WI

Home town:	Milwaukee
Current & past employers:	Malott Investments, Pre-Paid Legal svc Inc
Education:	Mississippi Valley State University

This borrower member posted the following loan description, which has not been verified:

I am an entrepreneur. I have been in business for myself for over 10years! I have built large profitable businesses in real estate, network marketing, Insurance, leadership training events, and sports marketing. Our business is growing rapidly as we continue to tap into markets that thrive even in tough times. I have been featured in magazines like "Success from Home" and available at newsstands now Premiere Business mag. Recently featured in Les Browns book ???The Power Of ONE". We have a huge Book of business we built with an insurance company that produces over $300,000 in annual passive / renewal gross income. We have always had lines of credit with major banks. It seems banks are afraid to lend to anyone at this time! That is why I am here now. We would like to simply eliminate the last of the credit card debt that we have. Aprox. $10,000 to Chase bank currently at 12% and $8,000 to Citi bank @ 10% We have steady paid down, or paid off all of our credit card debt. This Loan would finish it off completely! We pay all of our debts on time. We live up to the obligations we create! I live in Wisconsin with my wife Tiffaney and 4 daughters Lauren, Carissa, Jessica and brand new addition April 27th 2009 Codi. This loan would be paid on time like every other loan I have had. Thank You for your consideration. To learn more about my wife and I (or buy our books) check out: www.tlotti.com www.1powerfulvision.com www.hardknocksfights.com

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	34
Revolving Credit Balance:	$12,531.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399917	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399917. Member loan 399917 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Lion Cleaning Services, Inc.	Debt-to-income ratio:	1.34%
Length of employment:	2 years 9 months	Location:	Aurora, CO

Home town:	Long Beach
Current & past employers:	Lion Cleaning Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My wife and I purchased our home 6 monthes ago. We purchased a bank owned property that is begging us for a remodel. Please help us give our home the facelift it needs. thank you.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,386.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 399973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399973	$10,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399973. Member loan 399973 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Taiwan Jack LLC	Debt-to-income ratio:	0.40%
Length of employment:	6 months	Location:	New York, NY

Home town:	Taichung
Current & past employers:	Taiwan Jack LLC, AVN Ltd., Countrywide Securities Corp
Education:	Carnegie Mellon University, Florida International University, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

Hello, My company purchases items from suppliers and resell them to the government. We currently have contracts with the US government, but now need capital to grow the business. We will use the funds to pay our suppliers deposits for the purchased items and shipping. When the government receives the items, they pay us. We need the funds because there is a time gap from between when we need to pay the supplier and when the government pays us. The risks are relatively low in our business because our client is the US government. You can see the contracts we are working on here http://sites.google.com/site/taiwanjackllc/ This loan will allow my company to broker more contracts between suppliers and the government. I am financially knowledgeable and responsible. I use pay off credit card each month. Currently I do not have any debt and keep my living expenses to a minimal.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400002	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400002. Member loan 400002 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cardinal Health Inc.	Debt-to-income ratio:	18.07%
Length of employment:	1 year 11 months	Location:	San Diego, CA

Home town:	Saigon
Current & past employers:	Cardinal Health Inc.
Education:	The Art Institute of California - San Diego

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to start my business. I have a great business vision which is thoroughly researched. I just need the funding to execute it. I am a responsible person with a stable job and a great credit history. The loan will be put 100% into starting the business.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$667.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400034	$2,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400034. Member loan 400034 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	10.63%
Length of employment:	3 years 9 months	Location:	greenfield, MA

Home town:	Greenfield
Current & past employers:	US Army
Education:	Greenfield Community College

This borrower member posted the following loan description, which has not been verified:

Recently got a great deal on a foreclosure, but the property needed some TLC, I am employed full time with the military and have excellent credit, this loan will help pay off the renovation debt, that has a high interest rate. thanks

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$185.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400049	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400049. Member loan 400049 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Boise Paper Holdings, LLC	Debt-to-income ratio:	9.57%
Length of employment:	20 years 5 months	Location:	Kennewick, WA

Home town:	Sioux City
Current & past employers:	Boise Paper Holdings, LLC, IBP
Education:

This borrower member posted the following loan description, which has not been verified:

Found a great REO property that I couldn't pass up. When I heard about this website I thought what a great idea. After I make some money I want to be on the other side, lending money to investors!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,119.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400052	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400052. Member loan 400052 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Jacobs Engineering Grp.	Debt-to-income ratio:	7.52%
Length of employment:	3 years	Location:	Fort Lauderdale, FL

Home town:	Park Ridge
Current & past employers:	Jacobs Engineering Grp., Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

want to use the money to put hurricane shutters on the windows on my house

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,596.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400060	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400060. Member loan 400060 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Macys	Debt-to-income ratio:	5.88%
Length of employment:	3 years	Location:	New York, NY

Home town:	Raleigh
Current & past employers:	Macys, Ernest and Young
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Hi, My finance and I are taking out a loan for our wedding expenses. This loan would cover the majority of our expenses and it will be paid back within 3 years. The minimum payment will not be a problem with my salary and monthly bills. Both of us make more than enough for the payments. I have good credit and have a long history of credit. Below I have listed some additional information but I would be more than happy to answer any questions. I look forward to doing business w/ my peers. Yearly Salary- $72,000 Monthly Rent- $600 Monthly Utilities- $90 Transportation- $81 (yeah subway) Cell Phone- $85 Student Loans- $280 Credit Cards- $240 Thanks so much for your consideration, Kristen

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,898.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400097	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400097. Member loan 400097 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	PMZ	Debt-to-income ratio:	18.82%
Length of employment:	4 years 2 months	Location:	Modesto, CA

Home town:
Current & past employers:	PMZ
Education:

This borrower member posted the following loan description, which has not been verified:

I need help paying off three cards, two of which have over 25% APR rates! Have had the debt for a while now but can't get rid of them due to the high APR. I have been making over $400 a month in payments for years and i'm getting nowhere with what I owe. I owe over $6,000 on one, $1,400 on another and $1,000 on another. Please, I have good credit, they are just old cards from when I was first building up my credit. Own SUV that can use as collateral.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,579.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400190	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400190. Member loan 400190 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	University of Maryland Medical Systems	Debt-to-income ratio:	6.83%
Length of employment:	8 years 1 month	Location:	Randallstown, MD

Home town:	Baltimore
Current & past employers:	University of Maryland Medical Systems
Education:	Towson University, Lincoln University of Pennsylvania, Morgan State University

This borrower member posted the following loan description, which has not been verified:

I am one month away from completing my grad school education and accomplishing one of my life-long dreams. I am a fulltime student with a fulltime job and a fulltime internship. I have worked very, very hard. This loan will help me pay off my remaining debt and pay for my competency examinations. I am very responsible and will make payments on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,936.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400212	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400212. Member loan 400212 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	20.00%
Length of employment:	1 year 1 month	Location:	Santa Rosa Beach, FL

Home town:	Alexander City
Current & past employers:	Wachovia Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debts

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,639.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 400236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400236	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400236. Member loan 400236 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	National City Corp.	Debt-to-income ratio:	12.12%
Length of employment:	8 months	Location:	Floyds Knobs, IL

Home town:	Louisville
Current & past employers:	National City Corp., Eli Lilly and Company
Education:	Indiana University Kelley School of Business

This borrower member posted the following loan description, which has not been verified:

I have an outstanding bursar bill that I need to pay before I can enroll in summer and fall courses. I am scheduled to graduate in December 2009 and really need to register for my classes soon so that I will not be waitlisted and the registration will not close. I have exhausted all of my resources and any help is appreciated! Thank you!

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400238	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400238. Member loan 400238 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. What has recently increased the difficulty in paying off my debt is that I have started to contribute financially to my parents' well-being. They are in retirement that they did not plan well for and are on an extremely fixed budget. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to contribute more to my parents, save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400245	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400245. Member loan 400245 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Southeastern Technical College	Debt-to-income ratio:	6.36%
Length of employment:	4 years	Location:	Lyons, GA

Home town:	Eastman
Current & past employers:	Southeastern Technical College, Toombs County Board of Education
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to purchase education supplies for the upcoming semesters. My son is a graduate student at Florida Atlantic University in Forensic Accounting. He is entering his third semester and is in need of financial support for education expenses. I have excellent credit.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400281	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400281. Member loan 400281 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,200 / month
Current employer:	FOUR SEASON DELI	Debt-to-income ratio:	6.18%
Length of employment:	3 years	Location:	BAYSIDE, NY

Home town:
Current & past employers:	FOUR SEASON DELI
Education:

This borrower member posted the following loan description, which has not been verified:

My son is planning to get married on August 22 of this year. As a wedding gift I would like to down pay some money for him to purchase a home. I am giving him a total of 50K and only have 25K on hand to spare which is why I am looking for a loan. I hope you can all help me. Thank you!

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,307.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400296	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400296. Member loan 400296 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,083 / month
Current employer:	n/a	Debt-to-income ratio:	12.14%
Length of employment:	n/a	Location:	Houston, TX

Home town:	Carlsbad
Current & past employers:
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

My wife and I are planing to remodel our upstairs bathroom. We have just had our first child and our house was built in 1966. So we are interested in updating it for his usage. We both have good credit scores and no late payments.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,387.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400323	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400323. Member loan 400323 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	State of Illinois	Debt-to-income ratio:	14.53%
Length of employment:	1 year 7 months	Location:	Pleasant Plains, IL

Home town:	Jacksonville
Current & past employers:	State of Illinois, Springfield Illinois School District 186, Jacksonville Illinois School District 117, MacMurray College
Education:	Butler University, University of Illinois at Springfield

This borrower member posted the following loan description, which has not been verified:

MacMurray College was having a huge layoff in 2001. I was included in this layoff group because I was one of the newest hires. I decided to go to school and get my masters. Unfortunately, I was living partially on credit cards, unable to pay off the total amount each month. I would get hooked in on 0% interest transfers but they were never for the whole balance. I found that paying on multiple balances was detrimental not helpful. I have completed my masters in Computer Science and currently working for the State of Illinois as an IT Specialist. I am paying $2k on my debt / mo, $1k more than the minimum. This does not leave much for daily cash so I end up using cards to get me through the month. I am able to pay off more that I spend but the amount is minimal compared to what I could be reducing. I do not have any late payments. I just want to get out from under my credit cards and I have 7 that I'm currently paying on. If I could get a loan for one payment, I could make my payments and recover quicker. Please help.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400356	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400356. Member loan 400356 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	0.35%
Length of employment:	6 years 4 months	Location:	Coppell, TX

Home town:	Coppell
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan: This loan will be used to purchase new equipment. I invested $70,000 last year to remodel part of our restaurant and our sales increased by 23% despite the recession. Therefore, I need additional equipment to serve more customers. My financial situation: I was going to use my credit card to purchase the equipment. However, the interest was a lot higher than borrowing money from here. I am a good candidate for this loan because my credit score is near 800 and my business is doing better than last year. In addition, our average credit card sale is about $6,000 ($5,952) a month. Thank you for reading my proposal.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,095.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400393	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400393. Member loan 400393 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Capital Technology Services Inc	Debt-to-income ratio:	18.67%
Length of employment:	1 year 2 months	Location:	Pasadena, MD

Home town:	Annapolis
Current & past employers:	Capital Technology Services Inc, Academy Facilities Management
Education:

This borrower member posted the following loan description, which has not been verified:

I want to get rid of the credit cards I have and make one payment for the three with the highest balances. By doing this, I will know the time legth of my loan. My goal is to only keep the two cards that are used for dental only and auto repairs when needed. And these two cards are, ( dental is same as cash for 12 months, and auto repairs is same as cash for 3 months.)

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	64
Revolving Credit Balance:	$7,849.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400406	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400406. Member loan 400406 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Ruth's Chris Steakhouse	Debt-to-income ratio:	0.91%
Length of employment:	2 years 6 months	Location:	Maple Grove, MN

Home town:	St. Louis Park
Current & past employers:	Ruth's Chris Steakhouse, Copycats Media
Education:	University of Minnesota-Twin Cities Carlson School of Management

This borrower member posted the following loan description, which has not been verified:

This is a short-term loan to help me get a new small business up and running.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,219.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400408	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400408. Member loan 400408 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,012 / month
Current employer:	AECOM	Debt-to-income ratio:	20.21%
Length of employment:	1 year	Location:	ridgecrest, CA

Home town:	San Diego
Current & past employers:	AECOM, US NAVY
Education:	Cerro Coso Community College

This borrower member posted the following loan description, which has not been verified:

I live in the desert in Southern CA and our backyard in nothing but dirt and would love to put in grass so the kids can play, due to living in the desert I would also need to put in a sprinkler system to keep the grass alive. I'm no longer in the military but I sill work for the navy as a civilian. I have served in the navy for 5 years and was honorably discharged on medical conditions due to injury from the military. I have a great paying and secure job and have a second income from the Veterans Affairs. I have always paid my debt on time. This will also increase our house value. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,289.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400532	$8,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400532. Member loan 400532 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,525 / month
Current employer:	Integrated Device Technology	Debt-to-income ratio:	10.71%
Length of employment:	9 years	Location:	AUBURN, NY

Home town:
Current & past employers:	Integrated Device Technology, Integrated Circuit Systems
Education:	UCONN

This borrower member posted the following loan description, which has not been verified:

Short Term Loan to cover School expenses and daycare while wife finishes last two semesters of RN program

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,141.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400534	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400534. Member loan 400534 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Youth Advocate Programs, Inc.	Debt-to-income ratio:	14.03%
Length of employment:	7 years 9 months	Location:	Erie, PA

Home town:	Blairsville
Current & past employers:	Youth Advocate Programs, Inc., Erie County Crisis Services, Inc., Charter Behavioral Health
Education:	Edinboro University of PA

This borrower member posted the following loan description, which has not been verified:

I have recently struggled with finances and used my credit cards more than I have wanted to help. I do not feel good with this debt and want to make a plan to close those cards, pay off that debt as fast as I can and start a life of credit free living again. I've struggled in the past with credit card debt and worked so hard to be dependent of credit cards. Now that I allowed myself to use them again, I hate being in this situation and just want to start fresh with paying off this debt and working instead to save money and invest better for my future - hopefully through this lending club once I pay off this debt. I've read for days abot this site and think it is incredible and hope you can help. I have a good job as a Director of a Mental Health Agency for Children, am a well educated person with a Master's Degree in Social Sciences and live my life with Integrity. I'm asking for your help to feel better about myself with a better debt payoff solution.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,693.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400634	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400634. Member loan 400634 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Sierra Canyon School	Debt-to-income ratio:	8.34%
Length of employment:	6 months	Location:	Sunland, CA

Home town:	Sunland
Current & past employers:	Sierra Canyon School, Los Angeles Federal Credit Union, Earthlink, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Hey all. I have an investment account here. I know how it all works. I'm proud to be a member of this community of investors. I have a $4000 (18%) balance on my AmEx and they just raised its rate and reduced its max, despite my history being great with them. I owe NewEgg $1000 (was 0%, will refresh to 20% in July) for a computer I bought in December, and I owe my uncle $2000 (12%) for helping me on my "final" divorce bill 18 months ago. I'd like to get debt out of my family affairs and get this all paid down. I work for a private non-profit school for K-12 as a Network Administrator. I love my job, they love me, and there's only been improving business conditions despite all the bad economic news. I'm a long-term thinker, my last two jobs I held for 5+ and 4+ years, respectively, and I intend to further my career here for a good while. The longer term goal of course is to buy a house, and the removal of debt is key there. My only other debts are 10k for the brunt of divorce costs and $4k left on my car loan. I look foreward to being a great and sound investment to you all.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	59
Revolving Credit Balance:	$3,337.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400650	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400650. Member loan 400650 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	First Data	Debt-to-income ratio:	9.65%
Length of employment:	8 years	Location:	Columbus, GA

Home town:	Woonsocket
Current & past employers:	First Data, BB&T Corporation
Education:	Columbus State University

This borrower member posted the following loan description, which has not been verified:

I have several cards that I would like to payoff quickly.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,349.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400652	$2,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400652. Member loan 400652 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Conns	Debt-to-income ratio:	22.10%
Length of employment:	3 years 2 months	Location:	Lafayette, LA

Home town:	Charenton
Current & past employers:	Conns, Chett Morrison Diving comp
Education:

This borrower member posted the following loan description, which has not been verified:

wanting to buy a shed , porch for my trailer with steps, and save a little in my savings just in case we need to leave for a hurricane

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	67
Revolving Credit Balance:	$2,307.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400653	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400653. Member loan 400653 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,908 / month
Current employer:	Wyckoff Farms, Inc.	Debt-to-income ratio:	17.69%
Length of employment:	24 years 1 month	Location:	Mabton, WA

Home town:	Moses Lake
Current & past employers:	Wyckoff Farms, Inc., UI Group
Education:	Central Washington University

This borrower member posted the following loan description, which has not been verified:

Most of my revolving/credit card debt is higher than 15% I would like to consolidate this to a lower interest rate. Though I am maxed out on most the credit available I always have made payments for more the than the minimum due. if this was to get funded I will close all accounts that I payoff with the loan proceeds. I am looking for someone willing to take a chance on me.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,700.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400658	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400658. Member loan 400658 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Chevron Corp.	Debt-to-income ratio:	9.98%
Length of employment:	16 years	Location:	Vallejo, CA

Home town:	Vallejo
Current & past employers:	Chevron Corp.
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am only making the minimum payments on because I have a family of six and there is always something. The balance never goes down and this sounded like a good way to pay down my debt with an end date in sight.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	16
Revolving Credit Balance:	$24,810.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400689	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400689. Member loan 400689 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	wilmington police department	Debt-to-income ratio:	11.06%
Length of employment:	3 years	Location:	Wilmington, DE

Home town:	kileen
Current & past employers:	wilmington police department
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

To all perspective lenders, Im currently seking help with consolidating my credit card bils. Im currently employed as police officer in the State of Delaware and I have a very good track record of paying my debt on a timely manner. However, in my younger years, the allure of having material possesions far out weighed my ability to pay for them up front and thus I became in debt. Im currently working several hours of overtime to help pay off these bills early, but due to the economic crisis th over time funds for our department have dried up slowing my progress. I'm not desperate for the money, but i figured that I would give the lending club a try. If I do recieve the loan it would definetly help to accomplish my goals and speed up the rate at which I can save money for a ring for my girlfriend (I plan to proposes to her in December). Any help would greatly be appreciated. Thannk you in advance.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	73
Revolving Credit Balance:	$5,937.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400693	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400693. Member loan 400693 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,256 / month
Current employer:	Salisbury Rehab and Nursing Center	Debt-to-income ratio:	5.69%
Length of employment:	10 years 5 months	Location:	DELMAR, DE

Home town:	Laurel
Current & past employers:	Salisbury Rehab and Nursing Center, Chancellor Care Center of Delmar
Education:	University of Delaware, Delaware Technical and Community College-Owens

This borrower member posted the following loan description, which has not been verified:

I want to consolidate some debt..cancel some credit cards..I pay an extra 2 house payments a year, and pay extra on my credit cards every month..I have been on time with all of my creditors for many years..I also would like to make some home improvements

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,625.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400735	$1,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400735. Member loan 400735 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	USAF	Debt-to-income ratio:	15.41%
Length of employment:	14 years 6 months	Location:	Pleasant View, UT

Home town:	Long Beach
Current & past employers:	USAF
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

I live in Utah and recently got rid of my gas guzzeling SUV. So I bought a Volkswagen. Well now that limits my summer camping and driving to work in heavy snow days during the winter. So a friend is leaving the area and needs to sell his 1991 Daihatsu Rocky for $1000.00. It runs and everything works on it, and I thought it would be perfect since it is cheap and very easy to work on. I have been in the Air Force for over 14 years now, and have a very good track record for paying off my debits. Thank you, Anthony Mastergeorge

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,302.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400749	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400749. Member loan 400749 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	homeland security	Debt-to-income ratio:	6.54%
Length of employment:	6 years	Location:	miami, FL

Home town:	Miami
Current & past employers:	homeland security
Education:

This borrower member posted the following loan description, which has not been verified:

plan to use loan for few basic overall upgrade to our new home. I am very trustworthy with a household income over 100,000.00 usd. My employer also sets a side a overtime bank for each officer of $35,000.00 which I am projected and on track to reach. Although my credit history is not very long. I have never had a late payment on any of my accounts. I just believe that I started with credit cards maybe a little too late. I never wanted credit cards due to the fact that I have seen others spend beyond their means. However, I realized they were needed to build credit. I have been employeed with homeland security for 6 years and my wife is currently employed as a teacher for dade county public schools for 6 years. We are more than able to make or save for this project., however I currently am being offered a great opportunity to take advantage of great saving,so time is of the essence.I hold all this is taken into consideration. Thank you for your time. I can be reached at 786-218-5805.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,496.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400761	$11,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400761. Member loan 400761 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Darren Kennedy	Debt-to-income ratio:	5.48%
Length of employment:	9 years 3 months	Location:	Ann Arbor, MI

Home town:	Dublin
Current & past employers:	Darren Kennedy, IBM, FileNet
Education:	Trinity College Dublin

This borrower member posted the following loan description, which has not been verified:

I have a Bank of America loan currently at $17,700. APR is 12.99%. I pay off $750 a month on a $460 monthly bill. No other large debts apart from the mortgage. I have no late payments on any debt ever. I have been in the same software engineering job for 9 years and consistently rank in the top 5% (earning a bonus of a few thousand each year). The difference between the BofA loan payoff amount and the requested loan amount would be used to get plane tickets so my 3 year old twins can go to Ireland to see their grandparents (aw).

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,602.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400769	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400769. Member loan 400769 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Jim's Landscaping	Debt-to-income ratio:	21.92%
Length of employment:	13 years 1 month	Location:	Toms River, NJ

Home town:	Neptune
Current & past employers:	Jim's Landscaping, Lucent Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

I am self employed and have been in business for over 12 years. I have over 120 repeat customers and have always been dependable. This loan will help me save some money I am being charged on credit card interest rates.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,908.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 400773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400773	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400773. Member loan 400773 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Sunlight Foundation	Debt-to-income ratio:	3.89%
Length of employment:	1 year 11 months	Location:	Washington, DC

Home town:	Cary
Current & past employers:	Sunlight Foundation, Harris
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am just over a year out of college, working for a great organization in Washington DC dedicated to the enhancement of government transparency. I moved here without much money after school and have been living in a sort of lousy apartment near which I've been robbed twice but was planning to move to a nice place next month now that I can afford to on my recently raised salary. Unfortunately on tax day I got hit with a $3700 bill (first year in the work force and spending a large part of it as a consultant that didn't have social security taken out of my paychecks, etc. hurt me a lot). This basically wiped out my savings which will make this move extremely difficult for me. As far as the security of this loan, I can easily afford to pay it back as I have steady income. I honestly just need to spread out the unexpected tax hit over a few months as it came at the most inopportune time given that I'm mid-move. I have no other debt.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400774	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400774. Member loan 400774 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to add an in-law suite to my granddaughters home. I am moving in with my granddaughter and her family and would like a space of my own. I would like to put in a bedroom and bathroom and a kitchenette for my use. I use to live on my farm in Maryland and I spend my winters with my granddaughter in florida and decided to make the move permanent but I need a little room for myself so I can still have my own space. I was living alone and no longer want to be by myself so this is the perfect solution. I have a great credit standing, I have always paid my bills on time and I have almost zero debt. Looking to pay this off soon as my farm sells. Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400775	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400775. Member loan 400775 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Robbins Brothers	Debt-to-income ratio:	15.21%
Length of employment:	2 years 1 month	Location:	ROSEMEAD, CA

Home town:	Rosemead
Current & past employers:	Robbins Brothers
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am currently a full time student working full time for Robbins Brother, World's Biggest Engagement Ring Store. I have been with the company for over 2 years and therefore have a very steady income. I make all my payment on time with all my credit accounts including my car loan. I have never had a history of delinquencies or missed payments. I want a loan in order to help me better manage my money. I have been in the process of paying down my debt for the last year and a half. I started with over $10,000 and am now down to around $5,500. I want to consolidate the rest of my debt simply because the interest rates on my credit cards are too high and in this economy I can't afford to lose any money. I want to make just one payment in order to help manage my money better. I will be finishing school soon which means I will have to start paying off my student loans and I want to be able to do that without still trying to paying off my credit card debt.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,795.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400783	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400783. Member loan 400783 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Gilleland Chevrolet Cadillac	Debt-to-income ratio:	23.26%
Length of employment:	2 years 4 months	Location:	Saint Cloud, MN

Home town:	Cumberland
Current & past employers:	Gilleland Chevrolet Cadillac, Princeton Community Education, Mars Music
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

My clients want more! I have been teaching the Martial Art of Taekwondo through the local Community Education program for over six years. I currently have 32 students and know I have lost students due to a lack of personal attention. I also have several long time students/customers who are offering to pay more if they could have classes/products catered to them. I have a great lease deal worked out, a great group of volunteers to help us market the business, and I work during the day as an Automotive Sales Manager so I know how to build the sales funnel for this company. I even have assistants who are qualified to provide instruction when I'm not there. My wife and I just got married two weeks ago so money is a little tight right now. I need to buy some mats, paint, and training equipment to be ready to open. Please help us make this dream a reality.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400785	$7,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400785. Member loan 400785 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	People's United Bank	Debt-to-income ratio:	19.91%
Length of employment:	3 years 9 months	Location:	WETHERSFIELD, CT

Home town:	Bristol
Current & past employers:	People's United Bank
Education:	UCONN

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that I'm working on paying off but a few months ago the rate on 2 of the 3 cards jumped up to 20% which to me is crazy since I'm a good customer... never late, always pays more than the minimum. I would like to borrow about $7200 to get these paid off. I have a good, steady job and good credit. I'm never late on any of my payments. Thanks for considering me!

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,009.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 400818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400818	$23,100	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400818. Member loan 400818 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Embedded Software Co.	Debt-to-income ratio:	20.67%
Length of employment:	1 year 6 months	Location:	Corona, CA

Home town:	Fullerton
Current & past employers:	Embedded Software Co.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Looking to refinance with Lending Club for a better rate. I always pay my bills on time and a loan with Lending Club will allow me to pay my debt down a little faster.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,602.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400855	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400855. Member loan 400855 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,167 / month
Current employer:	FELLOWSHIP SQUARE FOUNDATION	Debt-to-income ratio:	7.02%
Length of employment:	3 years 6 months	Location:	MOUNT RAINIER, MD

Home town:	MOUNT RAINIER
Current & past employers:	FELLOWSHIP SQUARE FOUNDATION
Education:

This borrower member posted the following loan description, which has not been verified:

This is the amount stands between me and a brilliant business venture that will yield great profit within a year. I have a stable job, decent income and have never been delinquent on any debt. Besides I am currently debt-free which greatly bolsters my ability to pay.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$875.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400872	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400872. Member loan 400872 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Self Employed Since 1981	Debt-to-income ratio:	16.57%
Length of employment:	28 years	Location:	Biscayne Park, FL

Home town:	Miami
Current & past employers:	Self Employed Since 1981, Self Employed
Education:	Brussels University ULB (Belgium). Master.

This borrower member posted the following loan description, which has not been verified:

Funds are needed to finalize remodeling of 2 bath rooms

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,046.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400876	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400876. Member loan 400876 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	J. Thomas & Associates, Ltd	Debt-to-income ratio:	21.01%
Length of employment:	24 years 8 months	Location:	woodstock, GA

Home town:	Charlotte
Current & past employers:	J. Thomas & Associates, Ltd, AT&T Inc.
Education:	Central Piedmont Community College

This borrower member posted the following loan description, which has not been verified:

I have been a wholesale womens apparel salesman for 24 years, operating as an S corporation-J. Thomas & Associates, Ltd. I am paid at a rate of 12% commission for orders I provide, 30 days after theyve been shipped. I have been a showroom tenant at the Atlanta Apparel Mart for 2 decades and I also travel the southeast in a custom RV/mobile showroom to make sales not possible at trade shows. This week, my travel vehicle broke down, requiring a new engine and assorted parts costing $15,000. Without this vehicle, I lose from $3,000 to $7,000 per week in commission. I am well respected in both my business and home comunities and can provide references from either. I also have 3 high interest credit cards that I'd like to consolidate in the amount of $10,000. My social security # is ###-##-####. Bank routing is 061000227. Bank account is 2020000389738. As of last week, my credit scores were 716, 691, 685. If you have questions, I am available to answer them. Thank you for your consideration. Regards, Jerry Thomas

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	51
Revolving Credit Balance:	$9,923.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400886	$13,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400886. Member loan 400886 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Self	Debt-to-income ratio:	21.92%
Length of employment:	3 years 9 months	Location:	Fair Oaks, CA

Home town:	Carmichael
Current & past employers:	Self, Macy's- Lancome, 1st Chiropractic, Dorothea's Christmas, Manhattan Medical
Education:	Twin Lakes Massage School, Sierra College, Sierra Seminars Real Estate School

This borrower member posted the following loan description, which has not been verified:

I have very consistent credit history of always paying everything on time and will be using this loan to consolidate my debt. My plan is to pay off my debt completely in 3 years and by consolidating at a lower interest rate as well as not charging any more I will be able to do so.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,824.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401026	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401026. Member loan 401026 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	NFI Industries	Debt-to-income ratio:	13.52%
Length of employment:	7 months	Location:	Cherry Hill, NJ

Home town:	Water Mill
Current & past employers:	NFI Industries, YRC Worldwide
Education:	Baker University College of Arts and Sciences

This borrower member posted the following loan description, which has not been verified:

I am one of the lucky ones. I earn a very good living at a job I enjoy (most days). I am healthy and have good family and friends. For about 5 years starting in 1999 I was financing poor spending decisions and some college tuition through credit cards. At it's height in 2006, my credit card debt was at 60000. My education allowed me to significantly increase my income and I have retired my credit card debt to about 27000. I have 11k in a credit card with a 6.99 APR rate. I have approximately 16K on a "Gold Loan" from Bank of America which works like a line of credit that currently charges me 15.99% I have negotiated that BOA loan interest rate down twice from the original amount but it is still higher than I would like. Unlike others, I have the means to get myself out of the mess I created but I would like to quit rewarding the predatory "enablers" with interest payments. I am responsible for getting into this problem. I am now looking forward to getting out and if I can accelerate that process using the lending club with a better rate and not reward credit card companies any more than I already have. So much the better Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,790.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401029	$9,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401029. Member loan 401029 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Alsco	Debt-to-income ratio:	16.46%
Length of employment:	12 years	Location:	BRADENTON, FL

Home town:	harvard
Current & past employers:	Alsco, Flowers Foods
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

are you ready to lend

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,087.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401042	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401042. Member loan 401042 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401044	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401044. Member loan 401044 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	AOL LLC	Debt-to-income ratio:	5.58%
Length of employment:	9 years 10 months	Location:	Manassas, VA

Home town:	Boston
Current & past employers:	AOL LLC
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am a real estate investor and would like to finance the closing costs for an investment property purchase through a short-term loan from your company. I expect that my closing costs will be in the range of $15k-$25k. My credit is good (somewhere between 725-735), and my primary source of income earns me $280k a year (I'm a Vice President of Technologies at a Fortune 500 company). I expect to pay off the loan within 6 months (the period I will hold the investment property while I renovate it and sell it). Our investment group buys and sells multiple properties each quarter.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,291.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401062	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401062. Member loan 401062 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	majestic oaks	Debt-to-income ratio:	20.79%
Length of employment:	3 years	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	majestic oaks
Education:

This borrower member posted the following loan description, which has not been verified:

card

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,411.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401073	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401073. Member loan 401073 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SOUTHERN CALIFORNIA GRAPHICS	Debt-to-income ratio:	23.17%
Length of employment:	7 years 7 months	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:	SOUTHERN CALIFORNIA GRAPHICS, Domino's Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

HI EVERY ONE PLEASE HELP ME AND MY FAMILY TO GET IN TO A HOUSE, I JUST LIKE TO ADVANTAGE OF THE OPPORTUNITY.. NOW THAT THE MARKET IS ON MY SIDE THERE IS INVENTORY BUT NO BUYER'S THE ONLY PROBLEM IS BANKS ARE ASKING FOR A LITTLE MORE THAN 3% PLEASE HELP 75 HUNDRED DOLLARS WILL BE O' RIGTH FOR A HOUSE OF 250K PLUS I HAVE SOME SAVED FOR CLOSING COSTS POINTS AND OTHER FEES.. I JUST DONT WANT TO PASS THIS OPPORTUNITY SINCE OUR PRESIDENT RESCENTLY INCLUDED A GOOD 8,000 REBATE AS A STIMULUS PACKAGE FOR FIRST TIME BUYER LIKE ME ON 2009...

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,723.00	Public Records On File:	1
Revolving Line Utilization:	39.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401097	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401097. Member loan 401097 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	foodservice	Debt-to-income ratio:	17.94%
Length of employment:	3 years 2 months	Location:	andover, MN

Home town:
Current & past employers:	foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit cards into one monthly payment.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$260.00	Public Records On File:	1
Revolving Line Utilization:	7.60%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401137	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401137. Member loan 401137 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Alltec Mfg.	Debt-to-income ratio:	12.64%
Length of employment:	3 years 2 months	Location:	Grover Beach, CA

Home town:	Brooklyn
Current & past employers:	Alltec Mfg., Next Intent
Education:	N.T.M.A.

This borrower member posted the following loan description, which has not been verified:

Hello to all, I am requesting a loan to rid myself of a couple high rated credit cards, and to pay off my income tax bill. I do own a motorcycle worth about $3000. I've been in my industry for 23 years. Thank you for concidering my request.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,745.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401175. Member loan 401175 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	Boeing Company	Debt-to-income ratio:	22.95%
Length of employment:	1 year 1 month	Location:	Dickinson, TX

Home town:	Yardley
Current & past employers:	Boeing Company, United Space Alliance, United States Patent and Trademark Office
Education:	Purdue University-Main Campus, Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

A credit card company I will not name (its own name has recently changed), has left me with a 28% interest rate and a continuous credit limit chase as I continue to pay down the card. I'd like to lower this rate and consolidate another card in the process. I have no problems paying my current bills, however it would be nice to pay them down under more agreeable terms. I am employed, a homeowner, pay my auto loan monthly, and have no delinquencies on my accounts.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,047.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401199	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401199. Member loan 401199 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,848 / month
Current employer:	Quality Distribution	Debt-to-income ratio:	9.83%
Length of employment:	8 years 5 months	Location:	Tampa, FL

Home town:	Tampa
Current & past employers:	Quality Distribution, Verizon Communications
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I am in need of a small capital loan to start a real estate investment business. I am hoping to rehab a home and provide quality affordable housing to people who may be without due to the current economic plight. I have about 5,000 dollar of my own capital to put up. Thank You in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,475.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401264	$13,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401264. Member loan 401264 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Car Sense	Debt-to-income ratio:	9.79%
Length of employment:	2 months	Location:	Warminster, PA

Home town:
Current & past employers:	Car Sense, Daily Local News
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am an up-and-coming photographer who is in need of a loan for a new camera, lenses and lighting equipment. I currently work full time as a photographer for a Car Sense dealership. I have been given the opportunity to work for a wedding photographer on weekends. He wants me to have my own equipment so that I am able to cover weddings when he cannot. I will be able to pay off this loan within the next 2-3 years. I ALWAYS payoff payment on time and I have a good credit score.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,898.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401271	$1,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401271. Member loan 401271 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	ochsner medical center	Debt-to-income ratio:	0.00%
Length of employment:	23 years 5 months	Location:	new orleans, LA

Home town:	Marrero
Current & past employers:	ochsner medical center
Education:	Xavier University

This borrower member posted the following loan description, which has not been verified:

Look to borrow a low amount of money to help with medical expenses.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	71
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401281	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401281. Member loan 401281 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Del Monte Fresh	Debt-to-income ratio:	9.43%
Length of employment:	3 years 9 months	Location:	Miami, FL

Home town:	New Orleans
Current & past employers:	Del Monte Fresh
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Everyone: I am currently looking for a loan to consolidate my debt and be able to have one single monthly payment in order to be able to better plan my finances. As you review my credit report you will be able to see that I am a very responsible with my debts and I don???t have one single late payment or delinquency. I graduated college 5 years ago where I got a Bachelors degree and a M.B.A and I have been working for Del Monte Fresh Produce for the last 4 years as a Product Manager (Bananas). My company is doing great, job is stable and with a lot opportunity for growth. I am in a good place financially just want to be able to have a plan with structure to be able to pay off debt faster with a fix rate loan. If anyone has any more questions please don???t doubt to contact me.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,174.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381739	$22,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381739. Member loan 381739 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Smart Source LLC	Debt-to-income ratio:	7.78%
Length of employment:	6 years 3 months	Location:	New York, NY

Home town:
Current & past employers:	Smart Source LLC
Education:

This borrower member posted the following loan description, which has not been verified:

TEST

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$18,067.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395896	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395896. Member loan 395896 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Applebee's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Crookston, MN

Home town:	Crookston
Current & past employers:	Applebee's, LM Glasfibre
Education:	University of North Dakota

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a means to finance my certification as a mobile electronics installation technician. At this time I have chosen to pursue an education in mobile electronic installation at mobile Dynamics in Phoenix, AZ as it has always been a passion of mine and a source of great interest and time spent unprofessionally. To date I have designed and installed my personal stereo in my previously owned vehicle. That system consisted of a new head unit, all new mids & highs, dual subwoofers and dual amplifiers to power both the subs and rear 6x9's. My other passion within audio electronics is designing and building custom drivers. To date I have designed and built multiple custom prototypes for my personal use. The training and certification that Mobile Dynamics offers will allow me to begin full-time work and career development within the field of mobile electronics. At this time I am able to cover a portion of the required costs of attendance and plan to continue my part-time work while receiving the Mobile Dynamics certification. After completion of this course I will begin full-time work within the car audio industry and pursue a continued development of myself as a installation technician and the industry of which I will be a part of.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400078	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400078. Member loan 400078 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	18.90%
Length of employment:	n/a	Location:	lynnwood, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get this loan to consolidate my credit card debt. I have never been late on my credit card payments, or in any other payment, but unfortunately credit card companies decided to punish responsible behavior.My interest rates raised up to 21%-24.99%, making very difficult to make payments because I never know what next month's payment will be. I am a very well structured person and having one monthly payment with a fixed interest rate is very important to me.I love being a prompt payer, so I am requesting this loan to keep my credit and my responsible behavior. I have a steady work history and also receive money from my rental properties. One low rate payment will give me more breathing room and peace of mind. It is very scary when you see your financial future in the hands of credit card companies that really don't care about how reliable you are as a customer.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,124.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400562	$13,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400562. Member loan 400562 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	DFCU Financial	Debt-to-income ratio:	23.64%
Length of employment:	7 years 11 months	Location:	DETROIT, MI

Home town:	Illinois
Current & past employers:	DFCU Financial, RadioShack
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

The purpose of my request for a loan is to purchase/invest in a diesel truck to start my own small business. I will continue to work but it is a dream of mind to one day be my own boss and would like to do so by starting with this purchase. I am confident everything will be a success and the truck will pay for itself and my goal is to pay it off before the 36 months if possible. I am a person that will do whatever it takes not to default and will make payments on time. I know the importance of a credit score and how delays on monthly payments impact significantly on the score. Therefore, you have my word this loan will be paid back and on time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,996.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401250	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401250. Member loan 401250 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	State Street Bank	Debt-to-income ratio:	13.44%
Length of employment:	1 year 7 months	Location:	medford, MA

Home town:	Lawrence
Current & past employers:	State Street Bank, State Street Corp.
Education:	Plymouth State University

This borrower member posted the following loan description, which has not been verified:

Mid 20's, solid well paying job. I have been working on building up my credit and have no late payments to my name. Looking to buy a motorcycle through a private seller and to also pay off one of my credit cards which is at about 1200. I plan to pay the loan off before the alloted 3 year period.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401361	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401361. Member loan 401361 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	11.01%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	MULTAN
Current & past employers:	State Street Corp., Walgreen
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

I have excellent credit history, never missed or late any payment plus i have a secured job as an Accountant. I want to add a room in my house to have some extra rental income.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,786.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 401368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401368	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401368. Member loan 401368 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Sunpluswireless INC	Debt-to-income ratio:	22.17%
Length of employment:	3 years	Location:	BRONX, NY

Home town:	Port of Spain
Current & past employers:	Sunpluswireless INC, Interactive Data
Education:	CUNY La Guardia Community College

This borrower member posted the following loan description, which has not been verified:

I plan to use the money to pay down some high interest rate credit card debt that i presestly have. I would also use part of the money to buy some close out inventor form a couple of store that is going out of business for my business I have establish credit since 1990 and i have never paid any of my creditor late ( past 30) as of yet.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,027.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401371	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401371. Member loan 401371 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	The Pennsylvania State University	Debt-to-income ratio:	2.40%
Length of employment:	2 years	Location:	State College, PA

Home town:
Current & past employers:	The Pennsylvania State University, New England Baptist Hospital
Education:	Pennsylvania State University-Main Campus, Ithaca College

This borrower member posted the following loan description, which has not been verified:

I will graduate from Penn State's Master of Health Administration program and will start working at Canton-Potsdam Hospital in July. My request for a loan is based on monetary needs in the transition period between graduation and my first paycheck. Primarily, my largest expense is renting a place. I've been calling up apt/rentals and all of them require first months, last months and a security deposit. My apartment budget is between $400/mo to $600/mo. Given the 3 payments and plus any application fee, I expect a maximum of $2000 in this department. Second, I will need some funds that will facilitate my move. I would like to be able to do this in 1 trip but may require more. Therefore, I anticipating around $1000 in moving and travel expenses. Third, I will need to keep current with payments, groceries and regular living costs between May and my first paycheck in mid-July. I anticipate a maximum of $2000. In sum, I am requesting $5000 and expect to pay back the loan within a year of the start date. I would appreciate any help. Thanks in advance. Best, Adhish

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,956.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401439	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401439. Member loan 401439 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,663 / month
Current employer:	US Army Corps of Engineers	Debt-to-income ratio:	16.27%
Length of employment:	3 years 2 months	Location:	Winchester, VA

Home town:	Mercer
Current & past employers:	US Army Corps of Engineers, Northwestern Community Services
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Have secondary source of income from roomate.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,335.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401449	$24,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401449. Member loan 401449 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,292 / month
Current employer:	MullinTBG	Debt-to-income ratio:	17.43%
Length of employment:	8 years	Location:	venice, CA

Home town:	Bronx
Current & past employers:	MullinTBG
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to consolidate credit card debt which I would like to have one monthly payment so I can pay off within 3 years or less. My payment history with all loans has been very reliable. I've had credit cards, car loans, school loans, and a previous house loan which were paid on time. Never have I had a debt which I've defaulted on. I have a very reliable job which I've been employed at for 8 years.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	56
Revolving Credit Balance:	$25,837.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401509	$12,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401509. Member loan 401509 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	white lodging services	Debt-to-income ratio:	1.00%
Length of employment:	3 years 2 months	Location:	CHICAGO, IL

Home town:	Podszkle
Current & past employers:	white lodging services, Midway Hotel Center
Education:	Moraine Valley Community College

This borrower member posted the following loan description, which has not been verified:

Paulina Budzyk SS 346905413 Bank Account 1202308703 Routing 071004530 We will use the money to compete the purchase of a vehicle. At this time, we are looking to purchase a used vehicle from an owner not dealer that is why we are acquiring this loan. We do not have any outstanding bills that can disturb our monthly payments andwe do not have a mortgage. Our primary payments will be the loan you provide.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401560	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401560. Member loan 401560 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	martech industries	Debt-to-income ratio:	8.64%
Length of employment:	3 years 6 months	Location:	pembroke pines, FL

Home town:	queens
Current & past employers:	martech industries, US Air Force
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

i will like a jump start on purchasing a property. That i can use as an investment. I will like to buy it cash

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401608	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401608. Member loan 401608 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC.	Debt-to-income ratio:	10.25%
Length of employment:	3 years 4 months	Location:	Miami Beach, FL

Home town:	Havana
Current & past employers:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC., JROJAS BUSINESS SERVICES (LIMO'S)
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I have my own business in the fashion industry providing courier and transportation services for the modeling and production companies here in South Beach I have found the perfect home at a very affordable price however the bank that owns the property will not take an fha loan wich I easily qualify for and the dowm payment is realy affordable at only 3.5% leaving me with the only option of going conventional, I make all my payments on time and at the present time there is a tax credit of 8k to anyone who buys a homested before nov./2009.The $5,000. that I'm asking for will convined with my funds enable closing and minor repairs for my home purchase, and the tax credit should allow repayment within a years time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$723.00	Public Records On File:	1
Revolving Line Utilization:	30.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401630	$1,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401630. Member loan 401630 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	verizon wireless	Debt-to-income ratio:	16.67%
Length of employment:	2 years 3 months	Location:	albuquerque, NM

Home town:	Albuquerque
Current & past employers:	verizon wireless
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

trying to pay off high interest credit card asap

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,203.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Posting Report Supplement No. 205 dated May 5, 2009